                                                                    EXHIBIT 10.4


                            PLAZA IV ASSOCIATES, LTD.

                              A FLORIDA PARTNERSHIP

                                       AND

                         LIQUIDMETAL TECHNOLOGIES, INC.

                                   LEASE INDEX

NO.     ITEM                                                                PAGE
---     ----                                                                ----
1.      DEFINITIONS............................................................1

2.      PREMISES AND TERM......................................................4

3.      RENT...................................................................6

4.      REAL ESTATE TAXES ADJUSTMENTS..........................................7

5.      OPERATING EXPENSE AND UTILITY ADJUSTMENTS..............................7

6.      USE OF PREMISES.......................................................11

7.      ASSIGNMENT AND SUBLETTING.............................................11

8.      ACCESS TO PREMISES....................................................13

9.      LANDLORD'S SERVICES...................................................13

10.     ELECTRICAL OVERLOAD; STRUCTURAL OVERLOAD..............................15

11.     PARKING AREAS AND COMMON AREAS........................................16

12.     LEASEHOLD IMPROVEMENTS................................................16

13.     REPAIRS AND MAINTENANCE...............................................17

14.     ALTERATIONS AND IMPROVEMENTS..........................................17

15.     INDEMNITY.............................................................18

16.     DAMAGE BY FIRE OR THE ELEMENTS........................................18

17.     BUILDING RULES AND REGULATIONS........................................19

18.     EMINENT DOMAIN........................................................19

19.     SIGNS AND ADVERTISING.................................................19

20.     TENANT'S DEFAULT......................................................20

21.     INTENTIONALLY OMITTED.................................................23

22.     SUBORDINATION AND ATTORNMENT..........................................24

23.     QUIET ENJOYMENT.......................................................24

24.     DEPOSIT...............................................................25

25.     MECHANIC'S LIENS......................................................25

26.     FORCE MAJEURE.........................................................25

27.     SEVERABILITY..........................................................25

28.     HOLDING OVER..........................................................25

29.     INTENTIONALLY OMITTED.................................................26

30.     RENT A SEPARATE COVENANT..............................................26

31.     INTENTIONALLY OMITTED.................................................25

32.     ABSENCE OF OPTION.....................................................26

33.     CORPORATE TENANCY.....................................................26

34.     BROKERAGE COMMISSION..................................................27

35.     LANDLORD'S DEFAULT....................................................27

36.     NOTICES...............................................................27

37.     INSURANCE.............................................................28

NO.     ITEM                                                                PAGE
---     ----                                                                ----
38.     RECORDING.............................................................29

39.     STATUTORILY MANDATED NOTIFICATION.....................................29

40.     NON-DISCLOSURE........................................................29

41.     HAZARDOUS MATERIALS...................................................29

42.     UTILITY DEREGULATION..................................................30

43.     LEASE INTERPRETATION..................................................31

44.     IMPROVEMENT ALLOWANCE.................................................31

45.     OPTION TO EXPAND......................................................32

46.     TELECOMMUNICATIONS SERVICE PROVIDER...................................34

47.     OPTION(S) TO EXTEND...................................................34

48.     AMENDMENTS............................................................35

        SIGNATURE PAGE........................................................36

        EXHIBIT(S)

        BUILDING RULES AND REGULATIONS

                                      LEASE

         THIS LEASE AGREEMENT ("Lease") is made AS OF THE 4th day of October, 2001, by and between the "Landlord" and the "Tenant" hereafter set forth.

                                   WITNESSETH:

1.       DEFINITIONS.

         (a)      "Landlord":       PLAZA IV ASSOCIATES, LTD., A Florida
                                    Limited Partnership

                  Address:          Suite 3160
                                    100 North Tampa Street
                                    Tampa, FL  33602

         (b)      "Tenant":         LIQUIDMETAL TECHNOLOGIES, INC.


                  Address:          Suite 3150
                                    100 North Tampa Street
                                    Tampa, Florida  33602

         (c) "Premises": Suite Nos. 3150, 3160 and 3170, consisting of a total of approximately 13,828 square feet of net rentable area (which the parties expressly and irrevocably agree are contained in the Premises), as outlined in red on the attached Exhibit "A" expressly made a part hereof. The Premises are located on the 31st floor of the structure, hereinafter called the "Building," located at 100 North Tampa Street, Tampa, FL 33602. Landlord reserves the sole and exclusive right, at any time and from time to time, to name and re-name the Building. The parties expressly and irrevocably agree that there are 13,828 rentable square feet within the Premises and 552,080 rentable square feet within the Building, despite the fact that such figures may not be actually correct. For the purposes of Items 1 (i), 1 (j), 4 and 5 (only) of this Lease, the term "Building" includes its appurtenances, to include its parking facilities.

                  AS DESCRIBED ABOVE, THE PREMISES CONSIST OF THREE INCREMENTS OF SPACE:

                  (1) SUITE 3150 ("SUITE 3150"), CONSISTING OF APPROXIMATELY 8,136 SQUARE FEET OF NET RENTABLE AREA (WHICH THE PARTIES EXPRESSLY AND IRREVOCABLY AGREE ARE CONTAINED IN SUITE 3150), AS OUTLINED IN BLUE ON THE ATTACHED EXHIBIT "A-1" EXPRESSLY MADE A PART HEREOF.

                  (2) SUITE 3160 ("SUITE 3160"), CONSISTING OF APPROXIMATELY 2,385 SQUARE FEET OF NET RENTABLE AREA (WHICH THE PARTIES EXPRESSLY AND IRREVOCABLY AGREE ARE CONTAINED IN SUITE 3160), AS OUTLINED IN YELLOW ON SAID EXHIBIT "A-1."

                  (3) SUITE 3170 ("SUITE 3170"), CONSISTING OF APPROXIMATELY 3,307 SQUARE FEET OF NET RENTABLE AREA (WHICH THE PARTIES EXPRESSLY AND IRREVOCABLY AGREE ARE CONTAINED IN SUITE 3170), AS OUTLINED IN IN ORANGE ON SAID EXHIBIT "A-1".

         (d)      "Use of Premises": AS CORPORATE OFFICES.

         (e) "THE SUITE 3150 COMMENCEMENT DATE" IS AND SHALL BE THE LATER OF NOVEMBER 1, 2001 ("THE ANTICIPATED SUITE 3150 COMMENCEMENT DATE") OR, SUBJECT TO THE OTHER CONTENTS OF THIS LEASE (TO INCLUDE EXHIBIT "B"), THE DATE LANDLORD CAN DELIVER TO TENANT POSSESSION OF SUITE 3150. IF, HOWEVER, AND NOTWITHSTANDING ANY STATEMENT OR IMPLICATION TO THE CONTRARY WITHIN ITEM 2 OF THIS LEASE, TENANT TAKES POSSESSION OF SUITE 3150 [OR ANY PORTION(S) THEREOF] FOR THE CONDUCT OF ITS BUSINESS THEREFROM PRIOR TO THE ANTICIPATED SUITE 3150 COMMENCEMENT DATE, THEN THE DATE TENANT SO TAKES POSSESSION SHALL BE THE SUITE 3150 COMMENCEMENT DATE. UNLESS OTHERWISE PROVIDED IN THIS LEASE, THE TERM "THE SUITE 3150 COMMENCEMENT DATE" IS AND SHALL BE SYNONYMOUS WITH THE TERM "THE COMMENCEMENT DATE."

                  "THE SUITE 3160 COMMENCEMENT DATE" IS AND SHALL BE THE LATER OF DECEMBER 1, 2001 ("THE ANTICIPATED SUITE 3160 COMMENCEMENT DATE") OR, SUBJECT TO THE OTHER CONTENTS OF THIS LEASE (TO INCLUDE EXHIBIT "B"), THE DATE LANDLORD CAN DELIVER TO TENANT POSSESSION OF SUITE 3160. IF, HOWEVER, AND NOTWITHSTANDING ANY STATEMENT OR IMPLICATION TO THE CONTRARY WITHIN ITEM 2 OF THIS LEASE, TENANT TAKES POSSESSION OF SUITE 3160 [OR ANY PORTION(S) THEREOF] FOR THE CONDUCT OF ITS BUSINESS THEREFROM PRIOR TO THE ANTICIPATED SUITE 3160 COMMENCEMENT DATE, THEN THE DATE TENANT SO TAKES POSSESSION SHALL BE THE SUITE 3160 COMMENCEMENT DATE.

                  "THE SUITE 3170 COMMENCEMENT DATE" IS AND SHALL BE THE LATER OF JANUARY 1, 2002 ("THE ANTICIPATED SUITE 3170 COMMENCEMENT DATE"), OR, SUBJECT TO THE OTHER CONTENTS OF THIS LEASE (TO INCLUDE EXHIBIT "B"), THE DATE LANDLORD CAN DELIVER TO TENANT POSSESSION OF SUITE 3170. IF, HOWEVER, AND NOTWITHSTANDING ANY STATEMENT OR IMPLICATION TO THE CONTRARY WITHIN ITEM 2 OF THIS LEASE, TENANT TAKES POSSESSION OF SUITE 3170 [OR ANY PORTION(S) THEREOF] FOR THE CONDUCT OF ITS BUSINESS THEREFROM PRIOR TO THE ANTICIPATED SUITE 3170 COMMENCEMENT DATE, THEN THE DATE TENANT SO TAKES POSSESSION SHALL BE THE SUITE 3170 COMMENCEMENT DATE.

         (f) "THE SUITE 3150 TERM" IS AND SHALL BE FOR A PERIOD OF NOT LESS THAN SIXTY-TWO (62) MONTHS, BEGINNING ON THE SUITE 3150 COMMENCEMENT DATE AND, SUBJECT TO THE FINAL THREE PARAGRAPHS OF ITEM 2 BELOW, ENDING AT MIDNIGHT ON THE LAST CALENDAR DAY OF THE SIXTY-SECOND (62ND) FULL CALENDAR MONTH FOLLOWING THE SUITE 3150 COMMENCEMENT DATE. UNLESS OTHERWISE PROVIDED IN THIS LEASE, THE TERM "THE SUITE 3150 TERM" IS AND SHALL BE SYNONYMOUS WITH THE TERM "THE TERM."

                  "THE SUITE 3160 TERM" IS AND SHALL BE FOR A PERIOD BEGINNING ON THE SUITE 3160 COMMENCEMENT DATE AND, SUBJECT TO THE FINAL THREE PARAGRAPHS OF ITEM 2 BELOW, ENDING AT MIDNIGHT ON THE LAST CALENDAR DAY OF THE SIXTY-SECOND (62ND) FULL CALENDAR MONTH FOLLOWING THE SUITE 3150 COMMENCEMENT DATE (WHEREUPON AND WHEREBY THE SUITE 3150 TERM AND THE SUITE 3160 TERM WILL BE COTERMINOUS).

                  "THE SUITE 3170 TERM" IS AND SHALL BE FOR A PERIOD BEGINNING ON THE SUITE 3170 COMMENCEMENT DATE AND, SUBJECT TO THE FINAL THREE PARAGRAPHS OF ITEM 2 BELOW, ENDING AT MIDNIGHT ON THE LAST CALENDAR DAY OF THE SIXTY-SECOND (62ND) FULL CALENDAR MONTH FOLLOWING THE SUITE 3150 COMMENCEMENT DATE (WHEREUPON AND WHEREBY THE SUITE 3150 TERM AND THE SUITE 3170 TERM WILL BE COTERMINOUS).

         (G) "RENT": SUBJECT TO THE OTHER CONTENTS OF THIS ITEM 1 (G), AND LIKEWISE SUBJECT TO ITEM 3 OF THIS LEASE, TENANT, BEGINNING WITH THE COMMENCEMENT DATE AND CONTINUING FOR THE BALANCE OF THE TERM, SHALL, AS REGARD THE PREMISES, PAY TO LANDLORD BASE RENT IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

                  MONTHS                                   MONTHLY BASE RENT* **
                  ------                                   ---------------------
                  SUITE 3150 COMMENCEMENT DATE                  $14,407.50**
                  UNTIL DAY BEFORE SUITE 3160
                  COMMENCEMENT DATE

                  SUITE 3160 COMMENCEMENT DATE                  $18,630.94
                  UNTIL DAY BEFORE SUITE 3170
                  COMMENCEMENT DATE

                  SUITE 3170 COMMENCEMENT DATE                  $24,487.08
                  UNTIL THE END OF THE FIRST TWELVE
                  MONTHS OF THE TERM

                  13 - 24                                       $25,351.33
                  25 - 36                                       $26,215.58
                  37 - 48                                       $27,079.83
                  49 - END OF TERM                              $27,944.08

                  *PARTIAL CALENDAR MONTHS SHALL BE PRO-RATED BASED UPON THE NUMBER OF CALENDAR DAYS WITHIN THE PARTICULARLY APPLICABLE CALENDAR MONTH(S).

                  **TENANT SHALL PAY LANDLORD, UPON TENANT'S EXECUTION OF THIS LEASE AND AS ADVANCE BASE RENT, THE SUM OF $26,201.18 (INCLUSIVE OF APPLICABLE TAX), WHICH SUM REPRESENTS THE FIRST INCREMENT OF MONTHLY BASE RENT DUE AS REGARD THE ENTIRE PREMISES UPON THE SUITE 3170 COMMENCEMENT DATE. THEN (I.E., FOLLOWING SAID PAYMENT, AND NOTWITHSTANDING THE CONTENTS OF THE FOREGOING SCHEDULE) TENANT, AS REGARDS SUITE 3150, SHALL NOT BE OBLIGATED TO PAY LANDLORD ANY BASE RENT DURING THE SECOND AND THIRD MONTHS (MEASURED FROM THE SUITE 3150 COMMENCEMENT DATE AND NOT NECESSARILY ENDING ON THE FINAL DAY OF A CALENDAR MONTH) OF THE SUITE 3150 TERM. LIKEWISE, FOLLOWING SAID PAYMENT OF SAID $26,201.18, AND NOTWITHSTANDING THE CONTENTS OF THE FOREGOING SCHEDULE, TENANT, AS REGARDS SUITE 3160, SHALL NOT BE OBLIGATED TO PAY LANDLORD ANY BASE RENT DURING THE SECOND AND THIRD MONTHS (MEASURED FROM THE SUITE 3160 COMMENCEMENT DATE AND NOT NECESSARILY ENDING ON THE FINAL DAY OF A CALENDAR MONTH) OF THE SUITE 3160 TERM. FURTHERMORE, TENANT SHALL RECEIVE A BASE RENT CREDIT OF $5,856.15 PER MONTH (TO BE UTILIZED BY TENANT MONTHLY AND NOT CUMULATIVELY) DURING THE FIRST FOUR MONTHS OF THE SUITE 3170 TERM. See also Item 3. Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without demand, recoupment, abatement, deduction or offset, at its office presently located at Suite 3160, 100 North Tampa Street, Tampa,
                  FL 33602, or at such other place(s) as Landlord may hereafter AT ANY TIME AND FROM TIME TO TIME specify in writing.

         (h)      "Security Deposit": NONE; NOT APPLICABLE.

         (i) "Operating Expense and Utility Base": THE OPERATING EXPENSES AND UTILITY COSTS (SEE ITEM 5 BELOW FOR DEFINITIONS) ACTUALLY INCURRED (ON A PER NET

                  RENTABLE SQUARE FOOT PER ANNUM BASIS) FOR THE OPERATION OF THE BUILDING AND ITS APPURTENANCES FOR THE CALENDAR YEAR 2002, ADJUSTED TO REFLECT THE AMOUNT OF OPERATING EXPENSES AND UTILITY COSTS THAT WOULD HAVE BEEN INCURRED HAD THE BUILDING BEEN ONE HUNDRED PERCENT (100%) OCCUPIED THROUGHOUT THE ENTIRE CALENDAR YEAR 2002.

         (j) "Real Estate Taxes Base": THE REAL ESTATE TAXES (SEE ITEM 4 BELOW FOR DEFINITION) ACTUALLY INCURRED (ON A PER NET RENTABLE SQUARE FOOT PER ANNUM BASIS) FOR THE BUILDING AND ITS APPURTENANCES FOR THE CALENDAR YEAR 2002, ADJUSTED TO REFLECT THE AMOUNT OF REAL ESTATE TAXES THAT WOULD HAVE BEEN INCURRED HAD THE BUILDING BEEN ONE HUNDRED PERCENT (100%) OCCUPIED THROUGHOUT THE ENTIRE CALENDAR YEAR 2002.

         (k) "Proportionate Share": The net rentable area in the Premises (13,828 square feet) divided by the net rentable area in the Building (552,080 square feet), which equals 2.505 percent. If Tenant leases from Landlord any additional space in the Building pursuant to the terms and provisions of this Lease, then Tenant's Proportionate Share shall be increased accordingly.

         2. PREMISES AND TERM. Landlord, in consideration of the Rent herein reserved to be paid and of the covenants, conditions and agreements to be kept and performed by Tenant, hereby leases, lets and demises to Tenant, and Tenant hereby leases and hires from Landlord, that certain space called the Premises as described above in Item 1, Section (c).

         PROVIDED (BUT NOT OTHERWISE) TENANT EXECUTES THIS LEASE BY OCTOBER 8, 2001;AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT THEREAFTER FULLY, DULY AND TIMELY COMPLIES WITH EACH, EVERY, ANY AND ALL ITS DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER THIS LEASE (TO INCLUDE ITS EXHIBITS, ATTACHMENTS, ADDENDA AND AMENDMENTS, IF ANY); AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT BY OCTOBER 8, 2001, DELIVERS TO LANDLORD, AS REGARDS THE ENTIRETY OF THE WORK PERTAINING TO SUITE 3150, COMPLETE, SIGNED AND SEALED CONSTRUCTION DRAWINGS FOR PERMITTING PURPOSES; AND FURTHER PROVIDED (BUT NOT OTHERWISE) LANDLORD'S CONTRACTOR DOES THE ENTIRETY OF ALL THE WORK; AND EXPRESSLY SUBJECT TO, AND EXPRESSLY EXCEPT FOR, "FORCE MAJEURE" (ITEM 26), AND LIKEWISE EXPRESSLY SUBJECT TO, AND EXPRESSLY EXCEPT FOR, ANY FAULT OF, OR FAIRLY ATTRIBUTABLE TO, OR DELAY CAUSED BY, OR FAIRLY ATTRIBUTABLE TO, TENANT AND/OR ITS AGENTS, EMPLOYEES, PRINCIPALS, OFFICERS, PARTNERS, SUCCESSORS, ASSIGNS, INVITEES, SUBTENANTS, ESTIMATORS, CONTRACTORS, CONSULTANTS OR ANY OTHER PARTY, PERSON OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE; IF THE WORK PERTAINING TO SUITE 3150 IS NOT SUBSTANTIALLY COMPLETED BY FEBRUARY 8, 2002, THEN TENANT MAY, VIA WRITTEN NOTICE TO LANDLORD SO STATING, WHICH NOTICE, TO BE EFFECTIVE, MUST BE RECEIVED BY LANDLORD DURING THE PERIOD FEBRUARY 9, 2002, THROUGH FEBRUARY 22, 2002, BUT ABSOLUTELY NOT THEREAFTER, TIME BEING ABSOLUTELY OF THE ESSENCE, CANCEL (AS TENANT'S SOLE AND EXCLUSIVE REMEDY) THIS LEASE IN ITS ENTIRETY, WHEREUPON THIS LEASE SHALL TERMINATE AND BECOME COMPLETELY AND ABSOLUTELY NULL AND VOID, JUST AS IF, AND TO THE EXTENT THAT, THE PARTIES HAD NEVER MET AND THIS LEASE HAD NEVER BEEN EXECUTED, EXCEPT, HOWEVER, LANDLORD SHALL PROMPTLY REFUND TO TENANT THE $26,201.18 ADVANCE BASE RENT THE SUBJECT OF ITEM 1 (G) OF THIS LEASE. IF, HOWEVER, ALL THE PROVISIONS, CONTINGENCIES AND CONDITIONS THE SUBJECT OF THE FIRST SENTENCE OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 2 DO NOT OCCUR OR ARE NOT MET, THEN, IN ALL INSTANCES AND UNDER ALL CIRCUMSTANCES, THE SUITE 3150 COMMENCEMENT DATE SHALL ABSOLUTELY BE NOVEMBER 1, 2001; IF, ON THE OTHER HAND, ALL THE PROVISIONS, CONTINGENCIES AND CONDITIONS THE SUBJECT OF THE FIRST SENTENCE OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 2 DO IN FACT OCCUR AND ARE MET, BUT LANDLORD'S CONTRACTOR DOES NOT EFFECT BY NOVEMBER 1, 2001, SUBSTANTIAL COMPLETION OF THE WORK PERTAINING TO SUITE 3150, THEN THE SUITE 3150 COMMENCEMENT DATE SHALL BE THE DATE LANDLORD'S CONTRACTOR DOES EFFECT SUCH SUBSTANTIAL COMPLETION. IF THE SUITE 3150 COMMENCEMENT DATE IS OTHER THAN NOVEMBER 1, 2001, THE PARTIES' REPRESENTATIVES SHALL EXECUTE A LETTER AMENDMENT TO THIS LEASE (WHICH THEY ARE HEREBY AUTHORIZED TO DO) WHEREBY THE SUITE 3150 COMMENCEMENT DATE AND THE EXPIRATION DATE OF THIS LEASE WILL BE

SPECIFIED; HOWEVER, THEIR FAILURE TO DO SO SHALL HAVE NO EFFECT ON THE OTHER CONTENTS OF THIS LEASE, SUCH CONTEMPLATED EXECUTION TO BE MERELY FOR CLARIFICATION PURPOSES. TENANT SHALL HAVE THIRTY (30) DAYS IMMEDIATELY FOLLOWING THE SUITE 3150 COMMENCEMENT DATE TO SUBMIT TO LANDLORD IN WRITING A "PUNCH-LIST" OF ITEMS THAT ARE SOLELY LANDLORD'S RESPONSIBILITY (OR THAT OF LANDLORD'S CONTRACTOR) AND NEED CORRECTION BY LANDLORD (OR LANDLORD'S CONTRACTOR). LANDLORD (OR LANDLORD'S CONTRACTOR) SHALL DILIGENTLY AND EXPEDITIOUSLY ADDRESS AND CORRECT SUCH "PUNCH-LIST" ITEMS, WHEREUPON THEREAFTER TENANT (EXCEPT FOR LATENT DEFECTS OF A MATERIAL NATURE) SHALL BE CONCLUSIVELY DEEMED TO HAVE ACCEPTED SUITE 3150 AS COMPLYING FULLY WITH LANDLORD'S (AND LANDLORD'S CONTRACTOR'S) OBLIGATIONS WITH RESPECT THERETO.

         PROVIDED (BUT NOT OTHERWISE) TENANT EXECUTES THIS LEASE BY OCTOBER 8, 2001;AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT THEREAFTER FULLY, DULY AND TIMELY COMPLIES WITH EACH, EVERY, ANY AND ALL ITS DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER THIS LEASE (TO INCLUDE ITS EXHIBITS, ATTACHMENTS, ADDENDA AND AMENDMENTS, IF ANY); AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT BY OCTOBER 22, 2001, DELIVERS TO LANDLORD, AS REGARDS THE ENTIRETY OF THE WORK PERTAINING TO SUITE 3160, COMPLETE, SIGNED AND SEALED CONSTRUCTION DRAWINGS FOR PERMITTING PURPOSES; AND FURTHER PROVIDED (BUT NOT OTHERWISE) LANDLORD'S CONTRACTOR DOES THE ENTIRETY OF ALL THE WORK; AND EXPRESSLY SUBJECT TO, AND EXPRESSLY EXCEPT FOR, "FORCE MAJEURE" (ITEM 26), AND LIKEWISE EXPRESSLY SUBJECT TO, AND EXPRESSLY EXCEPT FOR, ANY FAULT OF, OR FAIRLY ATTRIBUTABLE TO, OR DELAY CAUSED BY, OR FAIRLY ATTRIBUTABLE TO, TENANT AND/OR ITS AGENTS, EMPLOYEES, PRINCIPALS, OFFICERS, PARTNERS, SUCCESSORS, ASSIGNS, INVITEES, SUBTENANTS, ESTIMATORS, CONTRACTORS, CONSULTANTS OR ANY OTHER PARTY, PERSON OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE; IF THE WORK PERTAINING TO SUITE 3160 IS NOT SUBSTANTIALLY COMPLETED BY MARCH 8, 2002, THEN TENANT MAY, VIA WRITTEN NOTICE TO LANDLORD SO STATING, WHICH NOTICE, TO BE EFFECTIVE, MUST BE RECEIVED BY LANDLORD DURING THE PERIOD MARCH 9, 2002, THROUGH MARCH 22, 2002, BUT ABSOLUTELY NOT THEREAFTER, TIME BEING ABSOLUTELY OF THE ESSENCE, CANCEL (AS TENANT'S SOLE AND EXCLUSIVE REMEDY) THIS LEASE IN ITS ENTIRETY, WHEREUPON THIS LEASE SHALL TERMINATE AND BECOME COMPLETELY AND ABSOLUTELY NULL AND VOID, JUST AS IF, AND TO THE EXTENT THAT, THE PARTIES HAD NEVER MET AND THIS LEASE HAD NEVER BEEN EXECUTED, EXCEPT, HOWEVER, LANDLORD SHALL PROMPTLY REFUND TO TENANT THE $26,201.18 ADVANCE BASE RENT THE SUBJECT OF ITEM 1 (g) OF THIS LEASE. IF, HOWEVER, ALL THE PROVISIONS, CONTINGENCIES AND CONDITIONS THE SUBJECT OF THE FIRST SENTENCE OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 2 DO NOT OCCUR OR ARE NOT MET, THEN, IN ALL INSTANCES AND UNDER ALL CIRCUMSTANCES, THE SUITE 3160 COMMENCEMENT DATE SHALL ABSOLUTELY BE DECEMBER 1, 2001; IF, ON THE OTHER HAND, ALL THE PROVISIONS, CONTINGENCIES AND CONDITIONS THE SUBJECT OF THE FIRST SENTENCE OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 2 DO IN FACT OCCUR AND ARE MET, BUT LANDLORD'S CONTRACTOR DOES NOT EFFECT BY DECEMBER 1, 2001, SUBSTANTIAL COMPLETION OF THE WORK PERTAINING TO SUITE 3160, THEN THE SUITE 3160 COMMENCEMENT DATE SHALL BE THE DATE LANDLORD'S CONTRACTOR DOES EFFECT SUCH SUBSTANTIAL COMPLETION. IF THE SUITE 3160 COMMENCEMENT DATE IS OTHER THAN DECEMBER 1, 2001, THE PARTIES' REPRESENTATIVES SHALL EXECUTE A LETTER AMENDMENT TO THIS LEASE (WHICH THEY ARE HEREBY AUTHORIZED TO DO) WHEREBY THE SUITE 3160 COMMENCEMENT DATE WILL BE SPECIFIED; HOWEVER, THEIR FAILURE TO DO SO SHALL HAVE NO EFFECT ON THE OTHER CONTENTS OF THIS LEASE, SUCH CONTEMPLATED EXECUTION TO BE MERELY FOR CLARIFICATION PURPOSES. TENANT SHALL HAVE THIRTY (30) DAYS IMMEDIATELY FOLLOWING THE SUITE 3160 COMMENCEMENT DATE TO SUBMIT TO LANDLORD IN WRITING A "PUNCH-LIST" OF ITEMS THAT ARE SOLELY LANDLORD'S RESPONSIBILITY (OR THAT OF LANDLORD'S CONTRACTOR) AND NEED CORRECTION BY LANDLORD (OR LANDLORD'S CONTRACTOR). LANDLORD (OR LANDLORD'S CONTRACTOR) SHALL DILIGENTLY AND EXPEDITIOUSLY ADDRESS AND CORRECT SUCH "PUNCH-LIST" ITEMS, WHEREUPON THEREAFTER TENANT (EXCEPT FOR LATENT DEFECTS OF A MATERIAL NATURE) SHALL BE CONCLUSIVELY DEEMED TO HAVE ACCEPTED SUITE 3160 AS COMPLYING FULLY WITH LANDLORD'S (AND LANDLORD'S CONTRACTOR'S) OBLIGATIONS WITH RESPECT THERETO.

         PROVIDED (BUT NOT OTHERWISE) TENANT EXECUTES THIS LEASE BY OCTOBER 8, 2001;AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT THEREAFTER FULLY, DULY AND TIMELY COMPLIES

WITH EACH, EVERY, ANY AND ALL ITS DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER THIS LEASE (TO INCLUDE ITS EXHIBITS, ATTACHMENTS, ADDENDA AND AMENDMENTS, IF
ANY); AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT BY OCTOBER 22, 2001, DELIVERS TO LANDLORD, AS REGARDS THE ENTIRETY OF THE WORK PERTAINING TO SUITE 3170, COMPLETE, SIGNED AND SEALED CONSTRUCTION DRAWINGS FOR PERMITTING PURPOSES; AND FURTHER PROVIDED (BUT NOT OTHERWISE) LANDLORD'S CONTRACTOR DOES THE ENTIRETY OF ALL THE WORK; AND EXPRESSLY SUBJECT TO, AND EXPRESSLY EXCEPT FOR, "FORCE MAJEURE" (ITEM 26), AND LIKEWISE EXPRESSLY SUBJECT TO, AND EXPRESSLY EXCEPT FOR, ANY FAULT OF, OR FAIRLY ATTRIBUTABLE TO, OR DELAY CAUSED BY, OR FAIRLY ATTRIBUTABLE TO, TENANT AND/OR ITS AGENTS, EMPLOYEES, PRINCIPALS, OFFICERS, PARTNERS, SUCCESSORS, ASSIGNS, INVITEES, SUBTENANTS, ESTIMATORS, CONTRACTORS, CONSULTANTS OR ANY OTHER PARTY, PERSON OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE; IF THE WORK PERTAINING TO SUITE 3170 IS NOT SUBSTANTIALLY COMPLETED BY APRIL 8, 2002, THEN TENANT MAY, VIA WRITTEN NOTICE TO LANDLORD SO STATING, WHICH NOTICE, TO BE EFFECTIVE, MUST BE RECEIVED BY LANDLORD DURING THE PERIOD APRIL 9, 2002, THROUGH APRIL 22, 2002, BUT ABSOLUTELY NOT THEREAFTER, TIME BEING ABSOLUTELY OF THE ESSENCE, CANCEL (AS TENANT'S SOLE AND EXCLUSIVE REMEDY) THIS LEASE IN ITS ENTIRETY, WHEREUPON THIS LEASE SHALL TERMINATE AND BECOME COMPLETELY AND ABSOLUTELY NULL AND VOID, JUST AS IF, AND TO THE EXTENT THAT, THE PARTIES HAD NEVER MET AND THIS LEASE HAD NEVER BEEN EXECUTED, EXCEPT, HOWEVER, LANDLORD SHALL PROMPTLY REFUND TO TENANT THE $26,201.18 ADVANCE BASE RENT THE SUBJECT OF ITEM 1 (g) OF THIS LEASE. IF, HOWEVER, ALL THE PROVISIONS, CONTINGENCIES AND CONDITIONS THE SUBJECT OF THE FIRST SENTENCE OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 2 DO NOT OCCUR OR ARE NOT MET, THEN, IN ALL INSTANCES AND UNDER ALL CIRCUMSTANCES, THE SUITE 3170 COMMENCEMENT DATE SHALL ABSOLUTELY BE JANUARY 1, 2002; ; IF, ON THE OTHER HAND, ALL THE PROVISIONS, CONTINGENCIES AND CONDITIONS THE SUBJECT OF THE FIRST SENTENCE OF THIS PARTICULAR PARAGRAPH OF THIS ITEM 2 DO IN FACT OCCUR AND ARE MET, BUT LANDLORD'S CONTRACTOR DOES NOT EFFECT BY JANUARY 1, 2002, SUBSTANTIAL COMPLETION OF THE WORK PERTAINING TO SUITE 3170, THEN THE SUITE 3170 COMMENCEMENT DATE SHALL BE THE DATE LANDLORD'S CONTRACTOR DOES EFFECT SUCH SUBSTANTIAL COMPLETION. IF THE SUITE 3170 COMMENCEMENT DATE IS OTHER THAN JANUARY 1, 2002, THE PARTIES' REPRESENTATIVES SHALL EXECUTE A LETTER AMENDMENT TO THIS LEASE (WHICH THEY ARE HEREBY AUTHORIZED TO DO) WHEREBY THE SUITE 3170 COMMENCEMENT DATE WILL BE SPECIFIED; HOWEVER, THEIR FAILURE TO DO SO SHALL HAVE NO EFFECT ON THE OTHER CONTENTS OF THIS LEASE, SUCH CONTEMPLATED EXECUTION TO BE MERELY FOR CLARIFICATION PURPOSES. TENANT SHALL HAVE THIRTY (30) DAYS IMMEDIATELY FOLLOWING THE SUITE 3170 COMMENCEMENT DATE TO SUBMIT TO LANDLORD IN WRITING A "PUNCH-LIST" OF ITEMS THAT ARE SOLELY LANDLORD'S RESPONSIBILITY (OR THAT OF LANDLORD'S CONTRACTOR) AND NEED CORRECTION BY LANDLORD (OR LANDLORD'S CONTRACTOR). LANDLORD (OR LANDLORD'S CONTRACTOR) SHALL DILIGENTLY AND EXPEDITIOUSLY ADDRESS AND CORRECT SUCH "PUNCH-LIST" ITEMS, WHEREUPON THEREAFTER TENANT (EXCEPT FOR LATENT DEFECTS OF A MATERIAL NATURE) SHALL BE CONCLUSIVELY DEEMED TO HAVE ACCEPTED SUITE 3170 AS COMPLYING FULLY WITH LANDLORD'S (AND LANDLORD'S CONTRACTOR'S) OBLIGATIONS WITH RESPECT THERETO.

         3. RENT. Tenant, SUBJECT TO THE CONTENTS OF (i) ITEM 1 (g) ABOVE AND (II) THE FINAL THREE PARAGRAPHS OF ITEM 2 ABOVE, covenants and agrees to pay, without demand, recoupment, abatement, deduction or offset, to Landlord Rent and Additional Rent for the Premises on or before the first (1st) day of the first (1st) full calendar month of the Term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full Term of this Lease, subject to the adjustments as provided hereinafter, along with any applicable tax, at the then current rate.

         Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent" or a provision is made for the collection of said sum as "Additional Rent," said sum shall nevertheless, at Landlord's option, if not paid when due, be deemed Additional Rent, and shall be collectible as such with the first installment of Rent thereafter falling due hereunder. In the event any installment or increment of Rent or Additional Rent payable under this Lease shall not be paid FOLLOWING DUE NOTICE AND WITHIN THE CURATIVE PERIOD DESCRIBED

IN ITEM 20 (A) OF THIS LEASE, THEN, a "late charge" may be charged (as Additional Rent) by Landlord for the purpose of defraying the expense and inconvenience incident to handling such overdue payment and for the purpose of compensating Landlord for its attendant inconvenience and loss of cash flow. Said "late charge" shall be the greatest of (a) $200.00, (b) an amount equal to $20.00 multiplied by the number of days after the due date until such payment is received by Landlord, or (c) FIVE PERCENT (5%) of the past due amount.

         4. REAL ESTATE TAXES ADJUSTMENTS. The parties each acknowledge that the Rent specified in Items 1 (g) and 3 of this Lease does not provide for increases in Real Estate Taxes (as hereinafter defined) which may affect the Premises or the Building, accordingly, during the Term of this Lease, and any extension(s) thereof, Tenant, beginning JANUARY 1, 2003, shall pay to Landlord, in the form of Additional Rent (plus any applicable tax), its Proportionate Share of estimated increased Real Estate Taxes over the base amount as defined in Item 1, Section (j).

                  To implement and effect the foregoing obligation of Tenant to pay its Proportionate Share of the increases in the Real Estate Taxes referenced in this Item 4, the parties agree that Tenant shall, BEGINNING JANUARY 1, 2003, pay Landlord on or before the first day of each calendar month one-twelfth (1/12) of the amount of Tenant's estimated annualized liability for such increases in such Real Estate Taxes for the then current calendar year. At any time and from time to time during the then applicable current calendar year, Landlord (but not unreasonably) may reestimate Tenant's monthly monetary responsibilities under this Item 4 and Tenant shall pay Landlord such reestimated amounts. There shall be an annual reconciliation between what Tenant paid and what Tenant should have paid. Any amount paid by Tenant which exceeds the correct amount due shall be credited to the next succeeding payment due under this Item 4. If Tenant has paid less than the correct amount due, Tenant shall pay the balance within ten (10) days of receipt of written notice from Landlord. If the Term of this Lease begins or ends other than on the first day or last day of a calendar year, the subject Real Estate Taxes shall be billed and adjusted on the basis of such fraction of a calendar year. Tenant's obligation to pay the adjustments described in this Item 4 shall survive the expiration or earlier termination of this Lease. Tenant shall have thirty (30) days immediately following the submission to it by Landlord of each applicable adjustment calculation to object to such particular calculation. If Tenant fails duly and timely to object to such particular calculation, which objection, to be effective, must be in writing and must state the specifics of such particular objection, then, the parties understand and agree, Landlord's calculation shall be conclusively deemed to be correct.

                  The term "Real Estate Taxes" shall include, but not be limited to, each, every, any and all taxes, assessments, levies and/or other charges (of any nature or description whatsoever) imposes (or sought to be imposed): (a) against the real property of which the Building or the Premises are a part and/or (b) against the appurtenances and/or facilities of, within or serving the Building or the Premises, by any authority having (or claiming to have) the power so to tax, assess, levy or charge, whether the same are general or special, ordinary or extraordinary, foreseen or unforeseen, including, but not limited to, any city, county, state or federal government, or any school, agricultural, transportation or environmental control agency, lighting, drainage, or other improvement district thereof, and said term also shall include the expenses of contesting the amount or validity of any such taxes, assessments, levies and/or other charges.

         5. OPERATING EXPENSE AND UTILITY ADJUSTMENTS. The parties each acknowledge that the Rent specified in Items 1 (g) and 3 of this Lease does not provide for increases in Operating Expenses and Utility Costs (as hereinafter defined) which may affect the Premises or the Building; accordingly, during the Term of this Lease, and any extension(s) thereof, Tenant, beginning JANUARY 1, 2003, shall pay to Landlord, in the form of Additional Rent (plus any applicable tax), its Proportionate Share of estimated increased Operating Expenses and Utility Costs over the base amount as defined in Item 1, Section (i).

         To implement and effect the foregoing obligation of Tenant to pay its Proportionate Share of the increases in the Operating Expenses and Utility Costs referenced in this Item 5, the parties agree that Tenant shall, BEGINNING JANUARY 1, 2003, pay Landlord on or before the first day of each calendar month one-twelfth (1/12) of the amount of Tenant's estimated annualized liability for such increases in such Operating Expenses and Utility Costs for the then current calendar year. At any time and from time to time during the then applicable current calendar year, Landlord (but not unreasonably) may re-estimate Tenant's monthly monetary responsibilities under this Item 5 and Tenant shall pay Landlord such re-estimated amounts. There shall be an annual reconciliation between what Tenant paid and what Tenant should have paid. Any amount paid by Tenant which exceeds the correct amount due shall be credited to the next succeeding payment due under this Item 5. If Tenant has paid less than the correct amount due, Tenant shall pay the balance within THIRTY (30) DAYS days of receipt of written notice from Landlord. If the Term of this Lease begins or ends other than on the first day or last day of a calendar year, the subject Operating Expenses and Utility Costs shall be billed and adjusted on the basis of such fraction of a calendar year. Tenant's obligation to pay the adjustments described in this Item 5 shall survive the expiration or earlier termination of this Lease. Tenant shall have SIXTY (60) days immediately following the submission to it by Landlord of each applicable adjustment calculation to object to such particular calculation. If Tenant fails duly and timely to object to such particular calculation, which objection, to be effective, must be in writing and must state the specifics of such particular objection, then, the parties understand and agree, Landlord's calculation shall be conclusively deemed to be correct.

         LANDLORD, SIMULTANEOUSLY WITH ITS SUBMISSION TO TENANT OF EACH APPLICABLE YEAR-END ADJUSTMENT CALCULATION, SHALL LIKEWISE SUBMIT TO TENANT A DETAILED STATEMENT OF OPERATING EXPENSES AND UTILITY COSTS, TO INCLUDE BACK-UP DATA, ALL OF WHICH SHALL BE REASONABLY SUFFICIENT TO ENABLE TENANT TO EVALUATE THE THEN APPLICABLE YEAR-END ADJUSTMENT CALCULATION. TENANT SHALL HAVE THE RIGHT, AT REASONABLE TIMES AND AT A REASONABLE PLACE IN TAMPA, FLORIDA, DESIGNATED BY LANDLORD, TO AUDIT (AND COPY PERTINENT NON-CONFIDENTIAL PORTIONS
OF) LANDLORD'S BOOKS AND RECORDS IN SUPPORT OF THE THEN APPLICABLE YEAR-END ADJUSTMENT CALCULATION. TENANT ABSOLUTELY MAY NOT, AND ABSOLUTELY SHALL NOT, UTILIZE A CONTINGENCY FEE AUDITOR. TENANT AGREES THAT IT WILL NOT DIVULGE OR DISCLOSE [OR ALLOW ITS AUDITOR(S) TO DIVULGE OR DISCLOSE] TO THIRD PARTIES (OTHER THAN TENANT'S ATTORNEYS, ACCOUNTANTS, AUDITORS, SIMILAR SUCH PROFESSIONALS OR OTHER PERSONS, WHERE IN EACH INSTANCE SUCH "OUTSIDE" PARTIES HAVE A BONA-FIDE "NEED TO KNOW") ANY DATA, INFORMATION, ETC., DISCLOSED BY LANDLORD TO TENANT UNDER THE TERMS AND PROVISIONS OF THIS ITEM 5. IF THERE IS A TIMELY WRITTEN OBJECTION BY TENANT (SEE THE FINAL TWO SENTENCES OF THE IMMEDIATELY PRECEDING PARAGRAPH), WHICH WRITTEN OBJECTION MUST INCLUDE DETAILED BASES THEREFOR, AND IF LANDLORD AND TENANT ARE UNABLE TO RESOLVE SUCH OBJECTION WITHIN THIRTY (30) DAYS IMMEDIATELY FOLLOWING THE DELIVERY BY TENANT TO LANDLORD OF SUCH WRITTEN OBJECTION, THEN TENANT SHALL IMMEDIATELY THEREAFTER PAY LANDLORD WHAT LANDLORD CLAIMS IS DUE. THE DISPUTE MAY THEN BE SUBMITTED BY TENANT TO BINDING ARBITRATION BY THE AMERICAN ARBITRATION ASSOCIATION IN TAMPA, FLORIDA, IN ACCORDANCE WITH ITS THEN PREVAILING RULES. JUDGMENT UPON THE ARBITRATION AWARD MAY BE ENTERED IN ANY COURT IN TAMPA, FLORIDA, HAVING JURISDICTION. THE ARBITRATORS SHALL HAVE NO POWER TO CHANGE THE PROVISIONS OF THIS LEASE. THE ARBITRATION PANEL SHALL CONSIST OF THREE ARBITRATORS, ONE OF WHOM SHALL BE A COMMERCIAL REAL ESTATE ATTORNEY ACTIVELY ENGAGED IN THE PRACTICE OF LAW FOR AT LEASE THE PREVIOUS 5 YEARS, ANOTHER OF WHOM SHALL BE A CERTIFIED PUBLIC ACCOUNTANT ACTIVELY ENGAGED IN THE PRACTICE OF ACCOUNTING IN THE COMMERCIAL REAL ESTATE AREA FOR AT LEAST THE PREVIOUS 5 YEARS, AND THE THIRD OF WHOM SHALL BE A LICENSED REAL ESTATE BROKER ACTIVELY ENGAGED IN THE COMMERCIAL LEASING BROKERAGE AREA FOR AT LEAST THE PREVIOUS 5 YEARS. BOTH PARTIES SHALL CONTINUE TO PERFORM THEIR RESPECTIVE LEASE OBLIGATIONS DURING THE PENDENCY OF ANY ARBITRATION PROCEEDINGS. IF IT IS DETERMINED BY SUCH ARBITRATION THAT TENANT OVERPAID THE AMOUNT DUE, THE OVERPAID AMOUNT, TOGETHER WITH INTEREST THEREON AT THE RATE OF ONE PERCENT (1%) ABOVE THE PRIME RATE FROM TIME TO TIME ANNOUNCED BY AMSOUTH BANK [OR ITS SUCCESSORS], SHALL BE IMMEDIATELY PAID BY LANDLORD TO TENANT, OR, AT TENANT'S ELECTION, APPLIED TO THE RENT

NEXT DUE UNDER THIS LEASE. FOR THE PURPOSES OF THAT PORTION OF ITEM 20 OF THIS LEASE DEALING WITH ATTORNEY'S FEES, TENANT SHALL NOT BE DEEMED TO BE "THE PREVAILING PARTY" UNLESS IT IS DETERMINED (AS ABOVE-DESCRIBED) THAT TENANT OVERPAID BY MORE THAN FIVE PERCENT (5%) ITS PROPORTIONATE SHARE OF INCREASES IN SUCH OPERATING EXPENSES AND UTILITY COSTS. LIKEWISE FOR THE PURPOSE OF THAT PORTION OF ITEM 20 OF THIS LEASE DEALING WITH ATTORNEY'S FEES, LANDLORD SHALL NOT BE DEEMED TO BE "THE PREVAILING PARTY" UNLESS IT IS DETERMINED (AS ABOVE-DESCRIBED) THAT TENANT HAS UNDERPAID BY MORE THAN FIVE PERCENT (5%) ITS PROPORTIONATE SHARE OF INCREASES IN SUCH OPERATING EXPENSES AND UTILITY COSTS. SUBJECT TO THE FOREGOING, THE ARBITRATORS SHALL HAVE THE POWER TO AWARD TO "THE PREVAILING PARTY" (AS ABOVE-DEFINED) REASONABLE ATTORNEY'S FEES AND REASONABLE EXPENSES AND COSTS.

         The term "Operating Expenses" shall include, but not be limited to, the annual expenses of Landlord for the operation, management, repair and maintenance of the Premises and the Building which are presently or hereafter reasonable or customary for the operation, management, repair and maintenance of this type of Premises and Building, and shall include, but not be limited to, management salaries, consultants' fees (to include, but not be limited to, consultants engaged with respect to the provision of services to the Premises and/or the Building), maintenance and janitorial expense, the provision of services to the Building, costs of maintenance, repairs and replacements, compliance with applicable current and future laws, rules, codes, regulations, etc., management and operation of the Building, taxes and fees, employee benefits, administrative salaries, costs and fees, insurance, security and landscaping. ANYTHING ELSEWHERE WITHIN THIS ITEM 5 TO THE CONTRARY NOTWITHSTANDING, (A) TENANT'S ANNUAL OBLIGATIONS UNDER THIS ITEM 5 TO PAY INCREASES IN "CONTROLLABLE" (I.E., OTHER THAN TAXES, UTILITIES, INSURANCE AND GOVERNMENTALLY - MANDATED EXPENSES) EXPENSES SHALL NOT DURING THE ORIGINAL TERM OF THIS LEASE INCREASE BY MORE THAN A CUMULATIVE AVERAGE OF FOUR PERCENT (4%) PER ANNUM, BUT (B) THERE SHALL BE NO LIKE "CAP" ON "NON - CONTROLLABLE" (I.E., TAXES, UTILITIES, INSURANCE AND GOVERNMENTALLY - MANDATED EXPENSES) EXPENSES; FURTHERMORE, SAID "CAP" SHALL NOT BE APPLICABLE DURING ANY EXTENSION TERM(S). The term "Utility Costs" shall include Landlord's annual expenses for the operation and maintenance of the Building and the Premises with respect to charges, costs and taxes for furnishing heat, air-conditioning, electricity, water, sewerage, gas, garbage removal, etc. The defined terms the subject of this particular paragraph are for definitional purposes only and shall not impose any obligation whatsoever upon Landlord to incur any expense or provide any service within such defined terms.

         NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, OPERATING EXPENSES SHALL NOT INCLUDE COSTS FOR (I) NEVERTHELESS SUBJECT TO THE FINAL PARAGRAPH OF THIS ITEM 5, CAPITAL IMPROVEMENTS MADE TO THE BUILDING, EXCEPT FOR ITEMS WHICH ARE GENERALLY CONSIDERED MAINTENANCE AND REPAIR ITEMS, SUCH AS PAINTING OF COMMON AREAS, AND THE LIKE; (II) REPAIR, REPLACEMENTS AND GENERAL MAINTENANCE PAID BY PROCEEDS OF INSURANCE OR SOLELY (AS OPPOSED TO IN COMMON) BY TENANT OR OTHER THIRD PARTIES; (III) INTEREST, AMORTIZATION OR OTHER PAYMENTS ON LOANS TO LANDLORD; (IV) DEPRECIATION; (V) LEASING COMMISSIONS; (VI) LEGAL EXPENSES FOR SERVICES, OTHER THAN THOSE THAT BENEFIT THE BUILDING TENANTS GENERALLY (E.G., TAX DISPUTES); (VII) RENOVATING OR OTHERWISE IMPROVING SPACE FOR OCCUPANTS OF THE BUILDING OR VACANT SPACE IN THE BUILDING; (VIII) REAL ESTATE TAXES (SEE ITEM 4); (IX) FEDERAL INCOME TAXES IMPOSED ON OR MEASURED BY THE INCOME OF LANDLORD FROM THE OPERATION OF THE BUILDING; (X) COSTS OF REPAIRS, RESTORATION, REPLACEMENTS OR OTHER WORK OCCASIONED BY A FIRE, WINDSTORM OR OTHER CASUALTY OF AN INSURABLE NATURE (WHETHER THE RESULTING DAMAGE OR DESTRUCTION BE TOTAL OR PARTIAL), (BUT SPECIFICALLY EXCLUDING THE COSTS OF ANY DEDUCTIBLES PAID BY LANDLORD, WHICH MAY BE INCLUDED IN OPERATING EXPENSES), B) THE EXERCISE BY GOVERNMENTAL AUTHORITIES OF THE RIGHT OF EMINENT DOMAIN, WHETHER SUCH TAKING BE TOTAL OR PARTIAL, OR C) THE NEGLIGENCE OR INTENTIONAL TORT OF LANDLORD, OR ANY SUBSIDIARY OR AFFILIATE OF LANDLORD, OR ANY OTHER TENANT IN THE BUILDING OR ANY REPRESENTATIVE, EMPLOYEE OR AGENT OF ANY OF THE FOREGOING (BUT SPECIFICALLY EXCLUDING THE COSTS OF ANY DEDUCTIBLES PAID BY LANDLORD, WHICH MAY BE INCLUDED IN OPERATING COSTS); (XI) LEASING COMMISSIONS, ATTORNEY'S FEES (EXCEPT FOR THOSE REASONABLE ATTORNEY'S FEES IN CONNECTION WITH ENFORCING RULES AND REGULATIONS), COSTS,

DISBURSEMENTS AND OTHER EXPENSES INCURRED IN CONNECTION WITH NEGOTIATIONS FOR LEASES WITH TENANTS, OR PROSPECTIVE TENANTS, OR OTHER OCCUPANTS OF THE BUILDING, OR SIMILAR COSTS INCURRED IN CONNECTION WITH DISPUTES WITH TENANTS, OTHER OCCUPANTS, OR PROSPECTIVE TENANTS OR SIMILAR COSTS AND EXPENSES INCURRED IN CONNECTION WITH NEGOTIATIONS OR DISPUTES WITH MANAGEMENT AGENTS, PURCHASERS OR MORTGAGEES OF THE BUILDING; (xii) ALLOWANCES, CONCESSIONS AND OTHER COSTS AND EXPENSES INCURRED IN COMPLETING, FIXTURING, FURNISHING, RENOVATING OR OTHERWISE IMPROVING, DECORATING OR REDECORATING SPACE FOR TENANTS (INCLUDING TENANT), PROSPECTIVE TENANTS OR OTHER OCCUPANTS AND PROSPECTIVE OCCUPANTS OF THE BUILDING, OR VACANT LEASABLE SPACE IN THE BUILDING; (xiii) COSTS OF THE INITIAL CONSTRUCTION OF THE BUILDING; (xiv) PAYMENTS OF PRINCIPAL AND INTEREST OR OTHER FINANCE CHARGES MADE ON ANY DEBT AND RENTAL PAYMENTS MADE UNDER ANY GROUND OR UNDERLYING LEASE OR LEASES; (xv) COSTS INCURRED IN CONNECTION WITH THE SALES, FINANCING, REFINANCING, MORTGAGING, SELLING OR CHANGE OF OWNERSHIP OF THE BUILDING, INCLUDING BROKERAGE COMMISSIONS, ATTORNEYS' AND ACCOUNTANTS' FEES, CLOSING COSTS, TITLE INSURANCE PREMIUMS, TRANSFER TAXES AND INTEREST CHARGES;
(xvi) COSTS, FINES, INTEREST, PENALTIES, LEGAL FEES OR COSTS OF LITIGATION INCURRED DUE TO THE LATE PAYMENT OF TAXES, UTILITY BILLS AND OTHER COSTS INCURRED BY LANDLORD'S FAILURE TO MAKE SUCH PAYMENTS WHEN DUE UNLESS SUCH LATE PAYMENT WAS CAUSED, IN WHOLE OR IN PART, BY TENANT'S FAILURE TO TIMELY PAY ITS RENTAL OBLIGATIONS HEREUNDER; (xvii) COSTS INCURRED BY LANDLORD FOR TRUSTEE'S FEES, PARTNERSHIP ORGANIZATIONAL EXPENSES AND ACCOUNTING FEES EXCEPT ACCOUNTING FEES RELATING TO THE OWNERSHIP AND OPERATION OF THE BUILDING; (xviii) LANDLORD'S GENERAL CORPORATE OVERHEAD AND GENERAL AND ADMINISTRATIVE EXPENSES; (xix) RENTALS AND OTHER RELATED EXPENSES INCURRED IN LEASING AIR CONDITIONING SYSTEMS, ELEVATORS OR OTHER EQUIPMENT ORDINARILY CONSIDERED TO BE OF A CAPITAL NATURE, EXCEPT A) EQUIPMENT NOT AFFIXED TO THE BUILDING WHICH IS USED IN PROVIDING JANITORIAL OR SIMILAR SERVICES AND B) EQUIPMENT RENTED TO PROVIDE TEMPORARY SERVICES, INCLUDING DURING INTERRUPTION OF BUILDING SERVICES; (xx) ALL AMOUNTS WHICH WOULD OTHERWISE BE INCLUDED IN OPERATING COSTS WHICH ARE PAID TO ANY AFFILIATE OF LANDLORD, OR ANY REPRESENTATIVE, EMPLOYEE OR AGENT OF SAME, TO THE EXTENT THE COSTS OF SUCH SERVICES EXCEED THE COMPETITIVE RATES (AS REASONABLY DETERMINED BY LANDLORD) FOR SIMILAR SERVICES OF COMPARABLE QUALITY RENDERED BY PERSONS OR ENTITIES OF SIMILAR SKILL, COMPETENCE AND EXPERIENCE; (xxi) ADVERTISING AND PROMOTIONAL COSTS ASSOCIATED WITH THE LEASING OF THE BUILDING DIRECTLY RELATED TO THE OPERATION OF THE BUILDING; (xxiii) WAGES AND SALARIES FOR EMPLOYEES ABOVE THE LEVEL OF THE BUILDING'S MANAGER, (xxiv) EXPENSES FOR THE DEFENSE OF THE LANDLORD'S TITLE TO THE PREMISES OR THE BUILDING; (xxv) CHARITABLE OR POLITICAL CONTRIBUTIONS; (xxvi) ANY AMOUNTS EXPENDED BY LANDLORD AS ENVIRONMENTAL RESPONSE COSTS FOR REMOVAL, ENCLOSURE, ENCAPSULATION, CLEANUP, REMEDIATION, OR OTHER ACTIVITIES REGARDING LANDLORD'S COMPLIANCE WITH FEDERAL, STATE, MUNICIPAL OR LOCAL HAZARDOUS WASTE ENVIRONMENTAL LAWS, REGULATIONS OR ORDINANCES; (xxvii) COSTS TO CORRECT DEFECTS IN THE ORIGINAL CONSTRUCTION OF THE BUILDING; (xxviii) EXPENSES PAID DIRECTLY BY TENANT FOR ANY REASON (SUCH AS EXCESSIVE UTILITY USE); (xxix) OTHER AMOUNTS PAYABLE AS A RESULT OF LANDLORD'S VIOLATION OR FAILURE TO COMPLY WITH ANY GOVERNMENTAL REGULATIONS AND RULES OR ANY COURT ORDER, DECREE OR JUDGMENT UNLESS SUCH NON-COMPLIANCE IS CAUSED BY TENANT AND/OR A PERSON, PARTY OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE; AND (xxx) MANAGEMENT FEES IN EXCESS OF THREE PERCENT (3%) OF THE RENT AND/OR ADDITIONAL RENT COLLECTED FROM THE TENANTS (TO INCLUDE TENANT) OF THE BUILDING.

         If Landlord in its sole discretion in operating the Building chooses to install any energy or labor saving devices, equipment, fixtures or appliances to or in the Building that otherwise might be considered a capital expenditure AND SUCH EXPENDITURE RESULTS IN A REDUCTION IN ANY OPERATING EXPENSE THEN BEING CHARGED TO TENANT HEREUNDER, then Landlord may (BUT ONLY TO THE EXTENT OF THE ACTUAL SAVINGS) depreciate the cost of the equipment, device, appliance or fixture into the Operating Expenses of the Building, including interest at a reasonable rate, all according to generally accepted accounting principles applied on a consistent basis.

         6. USE OF PREMISES. The Premises shall be used by Tenant as described above in Item 1, Section (d), and for no other business or purpose whatsoever without the prior written discretionary consent of Landlord. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by, or will in any way conflict with, any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is presently or hereafter prohibited by any standard form of fire insurance policy or will presently or hereafter in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or presently or hereafter cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will presently or hereafter in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow to be used the Premises for any improper, immoral, unlawful or objectionable purpose (as determined by Landlord); nor shall Tenant cause, maintain, or permit any nuisance (as determined by Landlord or by law) in or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. Tenant shall be responsible for all losses and damages to Landlord as a result of Tenant's failure to use, occupy and surrender the Premises in strict accordance with the contents of this Lease, and such responsibility shall survive the expiration or earlier termination of this Lease. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, statutes, ordinances, directions, regulations and requirements of all federal, state, county and municipal authorities pertaining to Tenant's use and occupancy of the Premises and with the recorded covenants, conditions and restrictions pertaining thereto, regardless of when they become effective or applicable, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officials which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises. For the purposes of this Item 6, the term "Tenant" includes Tenant's agents, employees, principals, officers, successors, assigns, subtenants, invitees, contractors and consultants. IT IS (AND SHALL BE) LANDLORD'S RESPONSIBILITY AND SOLE EXPENSE, SUBJECT TO ITEM 5 ABOVE, TO CAUSE THE COMMON AREAS OF THE BUILDING TO BE IN COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND ANY SIMILAR SUCH STATE, COUNTY OR MUNICIPAL LAWS, ORDINANCES, REGULATIONS, ETC.

         7. ASSIGNMENT AND SUBLETTING. Tenant shall not assign the right of occupancy under this Lease, or any other interest therein, or sublet the Premises, or any portion thereof, without the prior written consent of Landlord, which CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. TENANT SHALL HAVE THE RIGHT, WITHOUT FIRST SECURING LANDLORD'S PRIOR WRITTEN CONSENT THERETO (PRIOR WRITTEN NOTICE THEREOF FROM TENANT TO LANDLORD IS REQUIRED, HOWEVER), TO ASSIGN THIS LEASE, OR SUBLET PORTION(S) OF THE PREMISES, TO TENANT'S BONA-FIDE SUBSIDIARY OR AFFILIATE. IN THE EVENT TENANT COMPLETELY VACATES THE PREMISES AND THE PREMISES REMAIN COMPLETELY VACANT DURING TENANT'S MARKETING EFFORTS TO ASSIGN THIS LEASE AND/OR SUBLET THE ENTIRE PREMISES, THEN TENANT SHALL RECEIVE A CREDIT AGAINST BASE RENT FOR JANITORIAL SERVICES THEREBY MADE NOT NECESSARY (AS A RESULT OF TENANT'S NOT OCCUPYING THE ENTIRE PREMISES). Tenant absolutely shall have no right of assignment or subletting if it is THEN IN UNCURED default of this Lease. Any permitted assignment or sublease of all or any portion(s) of the Premises must contain a waiver of claims against Landlord by the assignee/ subtenant and will require the assignee's/subtenant's insurer(s) to issue waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Premises and/or the contents thereof, all such waivers to be in substance and form prescribed by Landlord. If Landlord elects to grant its written consent to any proposed assignment or sublease (whether by Tenant or by others claiming by or through Tenant), Tenant or such others agree to pay Landlord an administrative fee in a reasonable amount (but not MORE THAN $500.00 AND NOT less than $150.00), plus REASONABLE attorney's fees (NOT TO EXCEED $215.00/HOUR) to process and approve such assignment or sublease, and Landlord may prescribe the substance and form of such assignment or sublease.

         Notwithstanding any assignment of this Lease, or the subletting of the Premises, or any portion thereof, Tenant shall continue to be fully liable for the performance of the terms, conditions and covenants of this Lease, including, but not limited to, the payment of Rent and Additional Rent. The continuing liability the subject of the immediately preceding sentence shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged, diminished, reduced or in any other way affected by,: (a) any amendment or modification of, or supplement to, this Lease or any further assignment or transfer thereof or any further sublease pertaining thereto; or (b) any action taken or not taken by Landlord against any assignee or sublessee; or (c) any agreement which modifies any of the rights or obligations of the parties (or their respective successors) under this Lease; or
(d) any agreement which extends the time within which an obligation under this Lease is to be performed; or (e) any waiver of the performance of an obligation required under this Lease; or (f) any failure to enforce any of the obligations set forth in this Lease; or (g) any exercise or non-exercise by Tenant or any assignee or any sublessee of Tenant's, such assignee's or such sublessee's rights and/or options under this Lease. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Landlord shall have the additional option, which shall be exercised by providing Tenant with written notice, of terminating Tenant's rights and obligations under this Lease rather than permitting any assignment or subletting by Tenant, any statement or implication in this Lease or at law to the contrary notwithstanding.

         If Landlord permits any assignment or subletting by Tenant and if the monies (no matter how characterized) received as a result of such assignment or subletting [when compared to the monies still payable by Tenant to Landlord] be greater than would have been received hereunder had not Landlord permitted such assignment or subletting, then FIFTY PERCENT (50%) OF the excess shall be payable by Tenant to Landlord. If there are one or more assignments or sublettings by Tenant to which Landlord consents, then any and all extension options to be exercised subsequent to the date of such assignment or subletting and all options to lease additional space in the Building to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at Landlord's sole discretion. In the event of the transfer and assignment by Landlord of its interest in this Lease and/or sale of the Building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. The provisions of Item 36 hereafter dealing with "Notices" shall be amended to provide the correct names and addresses of the assignee or sublessee. Any breach of this Item 7 by Tenant will constitute an automatic default under the terms of this Lease, per Item 20 hereof.

         LANDLORD SHALL NOT BE DEEMED TO HAVE UNREASONABLY WITHHELD ITS CONSENT TO A PROPOSED ASSIGNMENT OF THIS LEASE OR TO A PROPOSED SUBLEASE OF PART OR ALL OF THE PREMISES IF SUCH CONSENT IS WITHHELD BECAUSE: (i) TENANT IS THEN IN UNCURED DEFAULT OF THIS LEASE; OR (ii) FOLLOWING THE APPLICABLE CURATIVE OPPORTUNITY DESCRIBED IN ITEM 20 OF THIS LEASE, LANDLORD HAS GIVEN TENANT ANY NOTICE OF TERMINATION OF THIS LEASE OR TERMINATION OF TENANT'S RIGHTS UNDER THIS LEASE; OR (iii) EITHER THE PORTION OF THE PREMISES WHICH TENANT PROPOSES TO SUBLEASE, OR THE REMAINING PORTION OF THE PREMISES, OR THE MEANS OF INGRESS AND EGRESS TO EITHER THE PORTION OF THE PREMISES WHICH TENANT PROPOSES TO SUBLEASE OR THE REMAINING PORTION OF THE PREMISES, OR THE PROPOSED USE OF THE PREMISES OR ANY PORTION THEREOF BY THE PROPOSED ASSIGNEE OR SUBTENANT WILL VIOLATE ANY CITY, COUNTY, STATE OR FEDERAL LAW, ORDINANCE, STATUTE, CODE OR REGULATION, INCLUDING, WITHOUT LIMITATION, ANY

APPLICABLE BUILDING CODE OR ZONING ORDINANCE; OR (IV) THE PROPOSED USE OF THE PREMISES BY THE PROPOSED ASSIGNEE OR SUBTENANT DOES NOT OR WOULD NOT CONFORM WITH THE USE SET FORTH IN ITEM 1(D) OF THIS LEASE; OR (V) IN THE REASONABLE JUDGEMENT OF LANDLORD, THE PROPOSED ASSIGNEE OR SUBTENANT, WHEN COMPARED TO OTHER TENANTS IN THE BUILDING OR IN CLASS A OFFICE BUILDINGS IN DOWNTOWN TAMPA, FLORIDA, SUBSTANTIALLY SIMILAR TO THE BUILDING, IS OF A CHARACTER OR REPUTATION OR IS ENGAGED IN A BUSINESS WHICH WOULD BE HARMFUL TO THE IMAGE AND REPUTATION OF THE BUILDING OR LANDLORD; OR (VI) THE PROPOSED ASSIGNEE OR SUBTENANT IS A GOVERNMENTAL ENTITY (OR SUBDIVISION OR AGENCY THEREOF); OR (VII) THE PROPOSED ASSIGNEE OR SUBTENANT IS A CURRENT PROSPECTIVE TENANT INVOLVED IN WRITTEN NEGOTIATIONS WITH LANDLORD FOR SPACE AVAILABLE FOR LEASE ELSEWHERE WITHIN THE BUILDING. FURTHERMORE, IT SHALL NOT BE UNREASONABLE FOR LANDLORD TO REFUSE TO CONSENT TO A PROPOSED ASSIGNMENT OR SUBLEASE IF THE PREMISES OR ANY OTHER PORTION OF THE BUILDING WOULD BECOME SUBJECT TO ADDITIONAL OR DIFFERENT GOVERNMENTAL REGULATIONS AS A DIRECT OR INDIRECT CONSEQUENCE OF (A) THE PROPOSED ASSIGNMENT OR SUBLEASE, AND/OR (B) THE PROPOSED ASSIGNEE'S OR SUBLESSEE'S USE AND OCCUPANCY OF THE PREMISES OR THE BUILDING. THE FOREGOING, TENANT UNDERSTANDS AND ACKNOWLEDGES, ARE MERELY EXAMPLES OF REASONS FOR WHICH LANDLORD MAY WITHHOLD ITS CONSENT AND SHALL NOT BE DEEMED EXCLUSIVE OF ANY PERMITTED REASONS FOR WHICH LANDLORD MAY WITHHOLD ITS CONSENT, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING EXAMPLES. TENANT AGREES THAT ALL ADVERTISING BY TENANT OR ON TENANT'S BEHALF WITH RESPECT TO THE ASSIGNMENT OF THIS LEASE OR THE SUBLETTING OF ALL OR ANY PART OF THE PREMISES MUST BE APPROVED IN WRITING BY LANDLORD PRIOR TO PUBLICATION, SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

         8. ACCESS TO PREMISES. Landlord or its authorized designate(s) shall have the right, at any time and from time to time, to enter upon the Premises for the purposes of inspecting the same, preventing waste, conducting construction and/or alteration and/or maintenance activities, making such repairs as Landlord may consider appropriate and/or necessary (but without any obligation to do so except as expressly provided for herein), and showing the Premises to prospective tenants, mortgagees and/or purchasers. If during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of Rent or Additional Rent or incurring liability to Tenant for any compensation or offsets in Rent or Additional Rent and charges owed and such acts shall have no effect upon this Lease.

         SUBJECT TO FORCE MAJEURE AND SUCH RESTRICTIONS AS LANDLORD MAY REASONABLY IMPOSE, AND EXCEPT FOR BONA-FIDE EMERGENCY CIRCUMSTANCES, THE PREMISES SHALL BE AVAILABLE FOR TENANT'S ACCESS THERETO TWENTY-FOUR (24) HOURS PER DAY, SEVEN (7) DAYS PER WEEK, EVERY DAY OF THE YEAR. SUCH CONTINUOUS ACCESS RIGHT SHALL ALSO INCLUDE ACCESS TO THE COMMON AREAS SERVING THE PREMISES AND TO THE PARKING FACILITY SERVING THE BUILDING.

         9. LANDLORD'S SERVICES. Landlord shall, at its expense, furnish the Premises with (i) electricity, subject to Item 10 of this Lease; (ii) heat and air-conditioning ("HVAC") during reasonable and usual business hours (i.e., 8 A.M to 6 P.M, Mondays through Fridays, and 8 A.M. to noon on Saturdays; Sundays and nationally - recognized holidays excepted in all instances) reasonably required for the occupation of the Premises, such heat and air-conditioning to be provided by utilizing the existing Building systems, it being expressly understood and agreed by the parties that Landlord specifically shall not be liable for any losses or damages of any nature whatsoever incurred by Tenant due to any failure of the equipment to function properly, or while it is being repaired, or due to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such heat and air-conditioning; (iii) elevator service; (iv) lighting replacement for Building Standard lights; (v) toilet room supplies; (vi) daily janitor service during the time and in the manner that such janitor service is customarily furnished in first class office buildings in the metropolitan area where the Building is located; (vii) water;
(viii) sewerage; AND, (IX) SUBJECT TO FORCE MAJEURE AND SUCH RESTRICTIONS AS LANDLORD MAY REASONABLY IMPOSE, PUBLIC ACCESS TO THE BUILDING 7:00 A.M

TO 7:00 P.M., MONDAYS THROUGH FRIDAYS. The foregoing services are designated "Building Standard."

         ANY HVAC OUTSIDE THE HOURS AND DAYS THE SUBJECT OF (II) ABOVE ARE HEREBY DESIGNATED AS "AFTER-HOURS HVAC" AND SHALL BE SUBJECT (INITIALLY) TO A CHARGE OF $30.00 PER HOUR (FULL OR PARTIAL), PLUS APPLICABLE TAX(ES), WHICH $30.00/HOUR RATE LANDLORD REPRESENTS TO TENANT IS GENERALLY UNIFORMLY CURRENTLY APPLICABLE TO THE TENANTS OF THE BUILDING, BUT WHICH RATE, TENANT AGREES, SHALL BE SUBJECT TO REASONABLE (AND GENERALLY UNIFORM) ADJUSTMENT(S) DURING THE TERM (AS MAY BE EXTENDED) OF THIS LEASE, ANY SUCH ADJUSTMENT(S) TO BE COMMENSURATE WITH ANY INCREASES IN HVAC EXPENSES LANDLORD MAY INCUR. NOTWITHSTANDING THE CONTENTS OF THE IMMEDIATELY PRECEDING SENTENCE, TENANT SHALL BE ENTITLED TO TWO
(2) HOURS OF "FREE" AFTER-HOURS HVAC SERVICES EACH CALENDAR MONTH AND TENANT MAY (UNLIKE THE "FREE" VISITORS' PARKING THE SUBJECT OF ITEM 11 BELOW) "ACCUMULATE" ANY UNUSED HOURS FOR USE IN FUTURE MONTH(S).

         Tenant agrees that Landlord is only responsible for Building Standard maintenance and Building Standard services. If other, more complete or special services and maintenance (over Building Standard) are required, then Tenant solely shall be and is responsible for same and for any and all expenses and costs of any nature whatsoever associated with same. To this end, Tenant is and shall be solely responsible for any expenses and costs of any nature whatsoever associated with, among other things, maintaining upgraded tenant improvements in the Premises, replacing non-Building Standard lighting fixtures and bulbs in the Premises, servicing, operating and maintaining any separate and non-Building Standard HVAC systems and facilities serving the Premises, etc.

         Landlord shall not be liable for any damages directly or indirectly or consequentially resulting from, nor shall any Rent or Additional Rent herein set forth be reduced or abated by reason of, (1) installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (2) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building or because of any governmental laws, regulations or restrictions. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing each, every, any and all of the provisions of this Lease.

         NOTWITHSTANDING ANYTHING HEREINABOVE IN THIS ITEM 9 TO THE CONTRARY, BUT NEVERTHELESS EXPRESSLY SUBJECT TO, AND EXCEPT FOR, "FORCE MAJEURE" (ITEM
26), AND NEVERTHELESS EXPRESSLY SUBJECT TO, AND EXCEPT FOR, ANY FAULT OF, OR FAIRLY ATTRIBUTABLE TO, OR DEALY CAUSED BY, OR FAIRLY ATTRIBUTABLE TO, TENANT OR ITS AGENTS, EMPLOYEES, PRINCIPALS, OFFICERS, SUCCESSORS, INVITEES, CONTRACTORS, CONSULTANTS OR ANY OTHER PERSON, PARTY OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE, IF THERE IS AN INTERRUPTION IN ESSENTIAL SERVICES (AS HEREINAFTER DEFINED) TO BE PROVIDED BY LANDLORD TO TENANT UNDER THIS ITEM 9 AND SUCH INTERRUPTION CONTINUES FOR A PERIOD IN EXCESS OF FIVE (5) CONSECUTIVE BUSINESS DAYS FOLLOWING WRITTEN NOTICE THEREOF FROM TENANT TO LANDLORD, THEN TENANT, AS ITS SOLE AND EXCLUSIVE REMEDY, SHALL BE ENTITLED TO AN ABATEMENT OF RENT AND ADDITIONAL RENT FOR THE PERIOD THAT SUCH ESSENTIAL SERVICES ARE NOT PROVIDED. "ESSENTIAL SERVICES" ARE DEFINED AS HVAC, MECHANICAL, PLUMBING, ELECTRICAL AND ELEVATOR SERVICES AND SHALL INCLUDE REASONABLE ACCESS TO THE PREMISES BY TENANT AND ITS BUSINESS INVITEES. FURTHERMORE, AND NOTWITHSTANDING ANYTHING HEREINABOVE IN THIS ITEM 9 TO THE CONTRARY, BUT NEVERTHELESS EXPRESSLY SUBJECT TO, AND EXCEPT FOR, "FORCE MAJEURE" (ITEM 26), AND NEVERTHELESS EXPRESSLY SUBJECT TO, AND EXCEPT FOR, ANY FAULT OF, OR FAIRLY ATTRIBUTABLE TO, OR DELAY CAUSED BY, OR FAIRLY ATTRIBUTABLE TO, TENANT OR ITS AGENTS, EMPLOYEES, PRINCIPALS, OFFICERS, SUCCESSORS, INVITEES, CONTRACTORS, CONSULTANTS OR ANY OTHER PERSON, PARTY OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE, IF THERE IS AN INTERRUPTION IN ESSENTIAL SERVICES TO BE PROVIDED BY LANDLORD TO TENANT UNDER THIS ITEM 9 AND SUCH INTERRUPTION CONTINUES FOR A PERIOD IN EXCESS OF THIRTY (30) CONSECUTIVE CALENDAR DAYS

FOLLOWING WRITTEN NOTICE THEREOF FROM TENANT TO LANDLORD, THEN TENANT, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY, AT ANY TIME THEREAFTER UNTIL SUCH ESSENTIAL SERVICES ARE RESTORED, BUT NOT THEREAFTER, TIME BEING ABSOLUTELY OF THE ESSENCE, UPON WRITTEN NOTICE TO LANDLORD SO STATING, CANCEL THE THEN REMAINING BALANCE OF THE THEN APPLICABLE TERM OF THIS LEASE, WHEREUPON NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATIONS OF ANY NATURE WHATSOEVER TO THE OTHER.

         10.      ELECTRICAL OVERLOAD; STRUCTURAL OVERLOAD.

                  A. Tenant's use of electrical services furnished by Landlord shall be subject to the following:

                           (1) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than (A) an average of 3 watts per square foot (including overhead lighting) OR (B) THAT OF A SIMILARLY SITUATED (AS FAR AS TYPICAL ELECTRICAL CONSUMPTION) TENANT WITHIN THE BUILDING.

                           (2) Tenant's overhead lighting shall not have a design load greater than an average of 2 watts per square foot.

                           (3) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per subsections (1) and (2) above, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord. Or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

                                    (a)     Tenant shall pay for all costs of
                                            installation and maintenance of
                                            submeter, wiring, air-conditioning
                                            and other items required by
                                            Landlord, in Landlord's discretion,
                                            to accommodate Tenant's excess
                                            design loads and capacities;

                                    (b)     Tenant shall pay to Landlord, upon
                                            demand, the cost of the excess
                                            demand and consumption of electrical
                                            service at rates determined by
                                            Landlord which shall be in
                                            accordance with any applicable laws.


         B. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy equipment and similar items, and to prescribe the reinforcing necessary, if any, which in the opinion of Landlord may be required under the circumstances, such reinforcing to be at Tenant's pre-paid expense.

         11. PARKING AREAS AND COMMON AREAS. Landlord shall keep and maintain in good condition any parking areas that may be provided. Landlord reserves the right to control the method, manner and time of parking in parking spaces. Landlord shall not be responsible at all, any statement or implication elsewhere in this Lease to the contrary notwithstanding, for the security of the parking areas provided pursuant to this Lease. Any and all parking charges payable by Tenant, whether to Landlord or to Landlord's designate(s), shall be Additional Rent; furthermore, if Tenant fails to pay duly, fully and timely such parking charges, Landlord [or its designate(s)] may discontinue, without notice to Tenant (or anyone else), the availability of the parking space(s) the subject of such parking charges, no matter by whom such parking spaces are or were being utilized or are in the future to be utilized, anything to the contrary elsewhere in this Lease notwithstanding. During the Term (as may be extended) of this Lease, Landlord shall provide Tenant with FIFTEEN (15) NON - RESERVED ("FIRST-COME-FIRST-SERVED") PARKING SPACES AND FOUR (4) RESERVED PARKING SPACES. THE RATE FOR EACH SUCH NON - RESERVED SPACE SHALL (INITIALLY) BE $110.00 PER SPACE PER MONTH [PLUS APPLICABLE TAX(ES)] AND THE RATE FOR EACH SUCH RESERVED SPACE SHALL (INITIALLY) BE $185.00 PER SPACE PER MONTH [PLUS APPLICABLE TAX(ES)], SUCH RATES TO BE SUBJECT TO ADJUSTMENT(S) DURING THE TERM (AS MAY BE EXTENDED) OF THIS LEASE, SUCH ADJUSTED RATES, HOWEVER, NOT TO BE IN EXCESS OF WHAT LANDLORD GENERALLY UNIFORMLY CHARGES OTHER TENANTS IN THE BUILDING FOR LIKE SPACES. ALL PARKING SPACES THE SUBJECT OF THIS ITEM 11 SHALL BE LOCATED WITHIN THE PARKING GARAGE A PART OF THE BUILDING. LANDLORD RESERVES THE RIGHT TO DESIGNATE (AND RE-DESIGNATE) AT ANY TIME, AND FROM TIME TO TIME, THE LOCATION(S) OF ALL PARKING SPACES THE SUBJECT OF THIS ITEM 11. SUBJECT TO THE OTHER CONTENTS OF THIS ITEM 11, IF TENANT EXERCISES THE OPTION TO EXPAND THE SUBJECT OF ITEM 45 OF THIS LEASE, TENANT SHALL BE ENTITLED TO SEVEN (7) ADDITIONAL NON - RESERVED PARKING SPACES AND TWO (2) ADDITIONAL RESERVED PARKING SPACES. FURTHERMORE, BUT SUBJECT TO SUCH GUIDELINES AND PROCEDURES AS LANDLORD MAY NOT UNREASONABLY PRESCRIBE, TENANT SHALL BE ENTITLED TO FOURTEEN (14) HOURS PER CALENDAR MONTH OF "FREE" PARKING FOR TENANT'S BUSINESS VISITORS, BUT TENANT MAY NOT (UNLIKE THE "FREE" AFTER-HOURS HVAC THE SUBJECT OF ITEM 9 ABOVE) ACCUMULATE ANY UNUSED HOURS.

                  Any statement or implication elsewhere in this Lease to the contrary notwithstanding, Landlord shall have the unrestricted right, which shall not be subject to Tenant's prior notice or consent, to change the size, use, capacity, configuration, shape or nature of the Building, its common areas and its appurtenances.

         12. LEASEHOLD IMPROVEMENTS. SUBJECT TO ITEM 44. OF THIS LEASE, THE Premises are rented "as is," without any additional services or improvements to be rendered by Landlord, other than those services described in Item 9 and such other services or improvements as may be described in Exhibit "B" attached hereto and expressly made a part hereof. If Landlord is to additionally alter, remodel, improve, or do any physical act or thing to the space as presently constituted or as described in Exhibit "B", same shall be at the sole expense of Tenant and shall be effected only by an "Extra Work Agreement" signed by the parties. In the absence of an "Extra Work Agreement" signed by the parties, Landlord is under no obligation to make any such alteration, remodeling or improvement or do any physical act or thing to the space. Referencing the contents of this Item 12, Items 13 and 14 below, Exhibit "B" hereto and any such Extra Work Agreement(s), Landlord's consent to any such repairs, maintenance, alterations, additions, improvements or other work and/or Landlord's approval of the plans, specifications and drawings associated therewith shall create no responsibility or liability on the part of Landlord or its contractor(s) or architect(s) for their completeness, design sufficiency or compliance with applicable laws, rules, codes, regulations, etc., but rather such responsibility/liability shall be borne by Tenant; NEVERTHELESS, LANDLORD'S ARCHITECT SHALL CONFIRM IN WRITING TO TENANT THAT THE WORK (AND IF APPLICABLE, THE EXPANSION SPACE WORK) COMPLIES WITH ALL THEN (RESPECTIVELY) APPLICABLE CODES, LAWS, REGULATIONS, RULES, ETC., PERTAINING THERETO.

         Any and all extraordinary expenses and costs of any nature whatsoever attributable to the installation, maintenance and/or removal of telephone equipment, computer equipment and the like shall be borne solely by Tenant. Tenant's telephone equipment shall be restricted to, and must be installed within, the Premises.

         13. REPAIRS AND MAINTENANCE. Landlord will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide the Building Standard services referred to in Item 9, unless any such damage is caused by acts or omissions of Tenant, its agents, customers, employees, principals, contractors, consultants, assigns, subtenants or invitees, in which event Tenant will bear the cost of such repairs. Tenant will allow no maintenance or repairs to be done in, on, to or about the Premises other than by a contractor (such term to include all degrees and levels of subcontractors) approved by Landlord in writing prior to any such maintenance or repairs being undertaken. Landlord shall be entitled to require such contractor to be bonded and insured in such amounts and with such companies as Landlord may in its discretion prescribe. Tenant will not injure the Premises or the Building but will maintain the Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of this Lease, Tenant will surrender and deliver the Premises to Landlord in the same condition in which they existed at the commencement of this Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. This Item 13 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Item 16 hereof shall apply) or damage resulting from an Eminent Domain taking (as to which Item 18 hereof shall apply).

         SUBJECT TO, AND EXCEPT FOR, "FORCE MAJEURE" (ITEM 26), AND LIKEWISE SUBJECT TO, AND EXCEPT FOR, ANY FAULT OF, OR FAIRLY ATTRIBUTABLE TO, OR DELAY CAUSED BY, OR FAIRLY ATTRIBUTABLE TO, TENANT OR ITS AGENTS, EMPLOYEES, PRINCIPALS, OFFICERS, SUCCESSORS, CONTRACTORS, CONSULTANTS OR ANY OTHER PERSON, PARTY OR ENTITY FOR WHOM OR WHICH TENANT FAIRLY SHOULD BE RESPONSIBLE, IF LANDLORD MATERIALLY, ADVERSELY, DEMONSTRABLY AND SUBSTANTIALLY FAILS TO MEET ITS REPAIR AND MAINTENANCE OBLIGATIONS UNDER THIS ITEM 13 AND SUCH MATERIAL, ADVERSE, DEMONSTRABLE AND SUBSTANTIAL FAILURE CONTINUES FOR A PERIOD IN EXCESS OF FIVE (5) CONSECUTIVE BUSINESS DAYS FOLLOWING WRITTEN NOTICE THEREOF FROM TENANT TO LANDLORD, THEN TENANT, AS ITS SOLE AND EXCLUSIVE REMEDY, SHALL BE ENTITLED TO AN ABATEMENT OF RENT AND ADDITIONAL RENT FOR THE PERIOD THAT SUCH MATERIAL, ADVERSE, DEMONSTRABLE AND SUBSTANTIAL FAILURE CONTINUES, TO (BUT NOT BEYOND) THE PROPORTIONATE EXTENT THAT SUCH MATERIAL, ADVERSE, DEMONSTRABLE AND SUBSTANTIAL FAILURE MATERIALLY, ADVERSELY, DEMONSTRABLY AND SUBSTANTIALLY INTERFERES WITH THE USE OF THE PREMISES BY TENANT.

         14. ALTERATIONS AND IMPROVEMENTS. Tenant absolutely shall not make any alterations, additions or improvements to or in the Building outside the Premises. Furthermore, Tenant shall make no alterations, additions or improvements to or in the Premises without the prior written approval of Landlord, unless in each instance and for each such alteration, addition or improvement Landlord or a contractor approved by Landlord is hired to do such alterations, additions or improvements. Such approval shall not be unreasonably withheld in the case of alterations, additions or improvements to the interior of the Premises if such alterations, additions, or improvements are normal for the use described in Item 1 (d) of this Lease, do not violate any applicable laws, codes, ordinances, etc., do not adversely affect utility of the Premises for future tenants, do not alter the exterior of the Building, do not affect portions of the Building outside the Premises, and are accompanied by insurance satisfactory to Landlord and by prepayment or bond provisions or waivers by the contractor in form satisfactory to Landlord sufficient to protect the Building from claims of lien of any sort; otherwise, such approval may be withheld for any reason whatsoever. Furthermore, such alterations, additions or improvements absolutely shall not affect the mechanical, plumbing, electrical and HVAC systems in the Premises or the Building and shall not be of a structural nature. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere with the operation of the Building and shall, prior to the commencement of the work, submit to Landlord copies of all necessary permits.

Landlord reserves the right to have final approval of the contractors hired by Tenant. All such contractors hired by Tenant shall be, at levels and coverages prescribed by Landlord, bonded and insured, and Landlord may require evidence of same, which Tenant agrees to secure and provide Landlord prior to the commencement of any work by such contractors. All alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the term hereof shall remain in or upon the Premises without compensation to Tenant. If, however, Landlord shall request in writing, Tenant will, prior to the expiration or earlier termination of this Lease, remove any and all alterations, additions and improvements placed or installed by Tenant in the Premises, and will repair any damage caused by such removal. All of Tenant's furniture, movable trade fixtures and equipment not attached to the Building may be removed by Tenant at the expiration of this Lease, if Tenant so elects, and shall be so removed, if required by Landlord, and, if not so removed, shall, at the option of Landlord, become the property of Landlord. To the extent Tenant makes any alterations, additions or improvements and/or to the extent Landlord on behalf of Tenant under an "Extra Work Agreement" makes such alterations, additions or improvements, and as a result thereof it can be determined that thereupon was caused an increase in real estate taxes or insurance premiums, then Tenant shall be responsible for reimbursing Landlord for such increases as Landlord may pay.

         Landlord expressly reserves the right (but shall not have the obligation) to further develop, add to, improve, repair and alter the Building and its common areas, appurtenances, roadways, parking areas, etc., as Landlord may see fit, free from any and all liability of any nature whatsoever to Tenant for loss of business or damages of any nature whatsoever to Tenant occasioned during the making of such improvements, developments, additions, repairs and alterations.

         15. INDEMNITY. Landlord shall not be liable for, and Tenant will indemnify and save Landlord (and Landlord's officers. principals, agents, employees and insurers) harmless of and from, each, every, any and all fines, suits, damages, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises and Building caused by the negligence or misconduct or breach of (or non-compliance with) this Lease by Tenant, its employees, agents, principals, contractors, consultants, assigns, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord absolutely shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, crime (of any nature whatsoever), fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of governmental body or authority, by other tenants of the Building or by any other matter beyond the absolute control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatsoever except Landlord's negligence or intentional act. It is specifically understood and agreed that there shall be no personal liability on Landlord (nor on Landlord's officers, principals, agents and employees) with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies.

         16. DAMAGE BY FIRE OR THE ELEMENTS. In the event that the Building is totally destroyed by fire, tornado or other casualty, or in the event the Premises or Building is so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease. In such event, the Rent and Additional Rent shall be abated during the unexpired portion of this Lease effective with the date of such fire or other casualty.

         In the event the Building or the Premises are damaged by fire, tornado, or other casualty covered by Landlord's insurance but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, then Landlord shall, within thirty (30) days after the date of such damage or such election, commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or the Premises to substantially the same condition in which it/they was/were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants or occupants within the Building or Premises. Landlord shall, unless such damage is deemed by Landlord to be the result of the negligence or willful misconduct of Tenant or Tenant's employees, agents, principals, contractors, consultants, assigns, subtenants or invitees, allow Tenant a fair diminution of Rent and Additional Rent during the time of such rebuilding or repairs. In the event any mortgagee, or the holder of any deed of trust, security agreement or mortgage on the Building, requires that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or by Tenant against loss or damage to the Premises or its contents shall be for the sole benefit of the party carrying such insurance and under its sole control.

         17. BUILDING RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the Rules and Regulations printed on or annexed to (and expressly made a part of) this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by any other tenant, occupant, invitee or visitor of the Building. Tenant shall and does hereby have an affirmative obligation (to include indemnification of Landlord, per Item 15 hereof) to notify its agents, employees, principals, assigns, subtenants and invitees of the contents of such Rules and Regulations and of this Lease and to assure their compliance therewith.

         18. EMINENT DOMAIN. If the whole or a portion of the Building is taken for any public or quasi-public use under any statute or by right of Eminent Domain or private purchase in lieu thereof, then at Landlord's option, but not otherwise, this Lease, the Term hereby demised and each, every, any and all rights of Tenant hereunder shall immediately cease and terminate and the Rent and Additional Rent shall be adjusted as of the date of such termination. Tenant shall be entitled to no part of the award made for such condemnation (or other taking) or the purchase price thereof. Nevertheless, anything to the contrary notwithstanding, likewise at Landlord's option, but not otherwise, if the Premises are unaffected by such condemnation (or other taking), then this Lease and each and every one of its provisions shall continue in full force and effect.

         NOTHING IN THIS ITEM 18 SHALL PREVENT TENANT FROM FILING WITH THE CONDEMNING AUTHORITY A SEPARATE CLAIM FOR (I) TENANT'S RELOCATION EXPENSES AND,
(II) TENANT'S LOSS OF BUSINESS.

         19. SIGNS AND ADVERTISING. Without the prior written approval of Landlord, which may be withheld at Landlord's discretion, Tenant shall not permit the painting or display of any signs, placard, lettering, or advertising material of any kind on or near the exterior of the Premises or the Building. Notwithstanding the foregoing, Tenant may, with Landlord's prior approval, display Tenant's name on or near the entrance to the Premises, in a Building-standard manner prescribed by Landlord.

         THE SIGNAGE THE SUBJECT OF THE FINAL SENTENCE OF THE IMMEDIATELY PRECEDING PARAGRAPH SHALL BE A 12" X 12" BRONZE AND GLASS PLAQUE LISTING TENANT'S NAME AND SUITE NUMBER IN THE BUILDING. IN ADDITION, TENANT SHALL BE ENTITLED TO THIRTEEN (13) LINES ON THE DIRECTORY IN THE BUILDING'S LOBBY, SAID LINES TO BE UTILIZED TO LIST TENANT'S NAME, SUITE NUMBERS AND KEY OFFICERS.

         20. TENANT'S DEFAULT. Landlord, at its election, may exercise any one or more of the options referred to below upon the happening, or at any time after the happening, of any one or more of the following events, to wit:

                  (a) Tenant's failure to cause Landlord to receive the Rent, Additional Rent, or any other monies (no matter how characterized) payable under this Lease within TEN (10) days after written notice to Tenant by Landlord;

                  (b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease or in the Building Rules and Regulations for a period of FIFTEEN (15) days after written notice by Landlord; PROVIDED, HOWEVER, THAT IF ANY SUCH FAILURE IS NOT REASONABLY SUSCEPTIBLE TO CURE WITHIN SUCH FIFTEEN (15) DAY PERIOD, NO DEFAULT SHALL BE DEEMED TO OCCUR UNDER THIS SUBSECTION (B) IF TENANT REASONABLY IMMEDIATELY COMMENCES THE APPROPRIATE CURE AND THEN DILIGENTLY AND EXPEDITIOUSLY THEREAFTER PURSUES SUCH CURE TO COMPLETION;

                  (c)      The bankruptcy of Tenant;

                  (d) Tenant's making an assignment for the benefit of creditors;

                  (e) A receiver or trustee being appointed for Tenant or a substantial portion of Tenant's assets;

                  (f) Tenant's voluntarily petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangement or insolvency law;

                  (g) Tenant's (or Tenant's trustee's) rejection of this Lease after the filing of a petition in bankruptcy or insolvency or for reorganization or arrangement under any federal or state bankruptcy laws or insolvency acts.

                  (h) Tenant's attempting to mortgage, pledge or otherwise encumber in any way its interest hereunder;

                  (i) Tenant's interest under this Lease being sold under execution or other legal process;

                  (j) Tenant's interest under this Lease being affected, modified or altered by any unauthorized assignment or subletting or by operation of law;

                  (k) Any of the goods or chattels of Tenant used in, or incident to, the operation of Tenant's business at, from or in the Premises being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding;

                  (l) Tenant's failure to pay fully, duly and timely the Rent, Additional Rent, or any other sums payable hereunder when due for two (2) consecutive months or for a total of four (4) months in any calendar year, no notice whatsoever to be due Tenant from Landlord;

                  (M) THE USE OF THE PREMISES FOR OTHER THAN GENERAL OFFICE PURPOSES;

                  (n) If Tenant is other than individual person(s), the dissolution (voluntary or otherwise) at any time of the business entity that is Tenant.

                  (o) Tenant's failure or refusal to comply duly, fully and timely with any of Tenant's duties, obligations or responsibilities under Exhibit "B" to this Lease.

         In the event of any of the foregoing happenings, Landlord, at its election, may exercise any one or more of the following options, the exercise of any of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided or permitted by statute or general law at the same time or in subsequent times or actions:

         (1) Terminate Tenant's right to possession under this Lease and re-enter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain fully liable for any and all Rent, Additional Rent, or other sums (no matter how characterized) due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease.

         (2) Declare this Lease to be terminated and ended, and re-enter upon and take possession of the Premises whereupon all right, title and interest of Tenant in the Premises shall end.

         No re-entry or retaking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a specific written notice of such intention is given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent, Additional Rent or other monies due to Landlord hereunder or of any damages accruing to Landlord by reason of the violations of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent or Additional Rent or other monies following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No forbearance by Landlord of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession or reletting and any repairs or remodeling undertaken by Landlord following repossession.

         If Tenant does not perform any covenant, agreement, term, provision or condition within this Lease (as may be hereafter amended or modified in writing) contained on Tenant's part to be performed, Landlord, in addition to any other rights and remedies it has under this

Lease (as may be hereafter amended or modified in writing) or otherwise and without thereby waiving any such non-performance (or resulting default), may (but shall not be obligated to do so) perform the same on behalf of, for the account of and at the expense of Tenant without notice in a case of emergency (as not unreasonably determined by Landlord) and in any other case if such non-performance continues after FIFTEEN (15) days from the date that Landlord gives written notice to Tenant of Landlord's intention to do so. Invoices for all amounts paid by Landlord and all losses, costs and expenses incurred or paid by Landlord in connection with any such performance by Landlord pursuant to this particular paragraph, including, without limitation, all amounts paid and costs and expenses incurred by Landlord for any goods, property, material, labor or services provided, supplied, furnished or rendered, or caused to be provided, supplied, furnished or rendered, by Landlord to Tenant (together with interest at the then current Florida statutory rate from the date Landlord pays the amount(s) or incurs the loss, cost or expense until the date of full repayment by Tenant) may be sent by Landlord to Tenant monthly or immediately, at Landlord's option, and shall be due and payable by Tenant to Landlord as Additional Rent [plus any applicable tax(es)] within five (5) business days after the same are sent to Tenant by Landlord. In the proof of any losses that Landlord may claim against Tenant arising out of Tenant's failure to maintain insurance, Landlord shall not be limited to the amount of the unpaid insurance premiums(s), but rather Landlord shall also be entitled to recover the amount of any uninsured loss(es) (to the extent of any deficiency in the insurance required of Tenant by the provisions of this Lease, as may be hereafter amended or modified in writing), damages, costs, and expenses of lawsuit (including attorney's fees) arising out of any damage, loss, casualty, injury or destruction occurring during any period(s) for which Tenant has failed to adequately provide such required and to make or perform any repairs, alterations, replacements or other work in, to, on or about the Premises which, in the first instance, is Tenant's obligation pursuant to this Lease (as may be hereafter amended or modified in writing) shall not be deemed to: (i) impose any obligation on Landlord to do so, (ii) render Landlord liable to Tenant or any third party(ies) for the failure or refusal to do so, and (iii) relieve Tenant of or from any obligation(s) to indemnify and hold harmless Landlord as otherwise provided elsewhere in this Lease (as may be hereafter amended or modified in writing).

         The parties hereto shall, and they hereby do, waive trial by jury (to include an advisory jury) in any action, proceeding, or counterclaim brought by either of the parties hereto against the other, and with respect to any issue or defense raised therein, on account of any matters whatsoever arising out of, or in any way connected with, this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Premises and/or Building, and/or claim of loss, injury or damage. The rejection of this Lease (as may be hereafter amended or otherwise modified) by Tenant (to include its assigns, successors, etc.) under the state and/or federal bankruptcy laws (as may be hereafter amended or otherwise modified) shall constitute a material default and substantial breach of this Lease (as may be hereafter amended or otherwise modified) by Tenant (to include its assigns, successors, etc.). Upon the occurrence of any such material default and substantial breach, Landlord (to include its assigns, successors, etc.) may (and is hereby contractually permitted to do so) immediately terminate this Lease via written notice to Tenant (to include its assigns, successors, etc.) so stating.

         The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county or municipality in which the Building is located. In the event of litigation by and between the parties [or their respective successor(s)] to enforce the terms and provisions of this Lease, the prevailing party shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorney's fees and court costs, all through final appeal. However, the contents of the immediately preceding sentence shall expressly not be applicable to any lawsuits seeking declaratory relief or a declaratory judgment. Furthermore, and notwithstanding the contents of the sentence before last, if Landlord does not in such litigation seek an award of attorney's fees against Tenant, then neither party (whether plaintiff or defendant or otherwise) shall be entitled in such litigation to an award of attorney's fees, regardless of which party prevails in such litigation.

         Time is of the essence of this Lease.

         21.      INTENTIONALLY OMITTED.

         22. SUBORDINATION AND ATTORNMENT. In consideration of the execution of this Lease by Landlord, Tenant accepts this Lease subject to any deeds of conveyance and any deeds of trust, master leases, security interests or mortgages and all renewals, modifications, extensions, spreads, consolidations and replacements of the foregoing which might now or hereafter constitute a lien upon the Building (or the land upon which it is situated) or improvements therein or thereon or upon the Premises and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, for the purpose of confirmation, at any time hereafter, on demand in the forms(s) NOT UNREASONABLY prescribed by Landlord, execute any instruments, estoppel certificates, releases or other documents that may be requested or required by any purchaser or any holder of any superior interest for the purposes of subjecting and subordinating this Lease to such deed of conveyance or to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument or document for Tenant should Tenant fail or refuse to do so WITHIN TEN (10) DAYS AFTER LANDLORD'S WRITTEN REQUEST TO TENANT THAT TENANT SO EXECUTE AND DELIVER SUCH DOCUMENT OR INSTRUMENT. AS REGARD THE CONTENTS OF THE IMMEDIATELY PRECEDING SENTENCE, IT SHALL NOT BE DEEMED A FAILURE OR REFUSAL BY TENANT UNDER SAID IMMEDIATELY PRECEDING SENTENCE TO SIGN AN INSTRUMENT OR DOCUMENT IF TENANT MODIFIES (BASED UPON THEN EXISTING FACTS AND IN A COMMERCIALLY REASONABLE MANNER, TENANT TO HAVE A STRICT OBLIGATION OF GOOD FAITH IN THIS REGARD) THE FORM OF SAID INSTRUMENT OR DOCUMENT AND THEN DULY, FULLY AND TIMELY SUBMITS SAME.

         In the event of the enforcement by any of the holders (individually and collectively, hereinafter "the Holders") of any deed of trust, master lease, security interest, mortgage or superior interest (the documents entitling the Holders to same being hereinafter individually and collectively referred to as "the Superior Instruments") of any of the Holders' rights and remedies provided for, or allowed, in, or as a result of, the Superior Instruments, or at law or in equity, Tenant shall, upon the written request of any person, party or entity succeeding to the right, title or interest of Landlord as a result of such enforcement, automatically become the lessee of such successor in interest, without charge to the Holders or such successor in interest and without change in the terms, provisions, conditions or contents of this Lease (or any hereafter executed documents between Landlord and Tenant affecting this Lease); provided, however, that such successor in interest shall not be bound by (i) any payment of Rent or Additional Rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease or (ii) any amendment or modification of this Lease made without the prior written consent of the Holders or such successor in interest, such consent to be granted or denied as the Holders and/or such successor elects at its/their sole and unrestricted discretion. Without in any way whatsoever affecting the effect of the immediately preceding sentence, upon the written request to Tenant/lessee by such successor in interest and in the form(s) prescribed by such successor in interest, Tenant/lessee shall execute and deliver to such successor in interest [or its designate(s)] an instrument or instruments confirming such attornment, Tenant/lessee's failure or refusal to do so to be, at the election (but not otherwise) of the Holders and/or such successor in interest, an automatic default of this Lease.

         23. QUIET ENJOYMENT. Provided Tenant has fully, duly and timely performed all of the terms, covenants, agreements and conditions of this Lease on its part to be performed, including the payment of Rent, Additional Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises, except as described in Item 22 above, against Landlord and all persons claiming by, through or under Landlord, for the Term (as may be extended) herein described, subject to the other provisions and conditions of this Lease, which other provisions and conditions shall in all instances take precedence over the contents of this Item 23.

         24. DEPOSIT. AS SECURITY FOR THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS LEASE, TENANT SHALL, CONCURRENTLY WITH TENANT'S EXECUTION OF THIS LEASE, PROVIDE LANDLORD WITH A DEPOSIT OF ONE HUNDRED THOUSAND DOLLARS ($100,000.00). LANDLORD SHALL HOLD SAID DEPOSIT UNTIL THE DAY AFTER TENANT CLOSES (IN ALL ASPECTS) ITS INITIAL PUBLIC OFFERING ("IPO") OF STOCK; FOLLOWING SAID CLOSING, LANDLORD SHALL RETURN TO TENANT SAID DEPOSIT, BUT LANDLORD SHALL NOT BE OBLIGATED TO PAY TENANT ANY INTEREST THEREON.

         25. MECHANIC'S LIENS. Tenant is prohibited from making, and agrees not to make, alterations in the Premises, except as permitted by Item 14, and Tenant shall not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the Term (as may be extended) hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay or statutorily bond same. If default in payment or statutory bonding thereof shall continue for ten
(10) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses, interest, and attorney's fees, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor, together with interest per annum at the maximum rate permitted by law until repaid, and if not so paid within ten (10) days of the rendition of such bill shall constitute default under Item 20 hereof.

         The interest of Landlord shall not be subject to liens for improvements made by Tenant in or to the Premises or the Building. Tenant shall notify every contractor making such improvements of the provision set forth in the immediately preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver without charge to the other a Memorandum of Lease in recordable form containing a confirmation that the interest of Landlord (as well as those parties holding interests superior to, or inferior to, Landlord) shall not be subject to liens for improvements made by Tenant to the Premises or the Building.

         26. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by EITHER PARTY, THAT PARTY, shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, crime, fire, public enemy, injunction, insurrection, court order, requisition of governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the absolute control of THAT PARTY.

         NOTWITHSTANDING THE FOREGOING, EXCEPT AS STRICTLY AND EXPRESSLY DESCRIBED ELSEWHERE IN THIS LEASE, TENANT SHALL ALWAYS AND UNDER ALL CIRCUMSTANCES DULY, FULLY AND TIMELY PAY LANDLORD THE RENT AND ADDITIONAL RENT CALLED FOR BY THIS LEASE TO BE PAID BY TENANT TO LANDLORD.

         27. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term (as may be extended) of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

         28. HOLDING OVER. The failure of Tenant to surrender the Premises on the date provided herein for the expiration of the Term (as may have been theretofore extended) of this Lease, and the subsequent holding over by Tenant, with or without the consent of Landlord, shall result in the creation of a tenancy at will FOR A PERIOD NOT IN EXCESS OF SIX (6) MONTHS AND AT ONE AND ONE-HALF (1-1/2) TIMES the Rent payable at the time of the date provided herein for the expiration of this Lease. This provision does not give Tenant any right to hold over FOR MORE THAN SIX (6) MONTHS PAST at the expiration of the Term (as may have been theretofore extended) of this Lease, and shall not be deemed, the parties agree, to be a renewal OR EXTENSION of the Lease Term (as may have been theretofore extended), either by operation of law or otherwise.

         29.      INTENTIONALLY OMITTED.

         30. RENT A SEPARATE COVENANT. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent, Additional Rent and other charges provided in this Lease, it being expressly understood and agreed contractually by the parties that the payment of Rent and Additional Rent is a contractual covenant by Tenant that is independent of the other covenants of the parties under this Lease.

         31.      INTENTIONALLY OMITTED.

         32. ABSENCE OF OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

         33. CORPORATE TENANCY. If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant.

         34. BROKERAGE COMMISSION. Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease OTHER THAN TRAMMELL CROW REALTY SERVICES, INC. WHICH SHALL BE ENTITLED TO A COMMISSION TO BE PAID BY LANDLORD IN ACCORDANCE WITH A SEPARATE AGREEMENT, and agrees to indemnify and save Landlord completely harmless from any liability or lien that may arise from such claim, including reasonable attorney's fees.

         35. LANDLORD'S DEFAULT. Landlord shall in no event be charged with default in the performance of any of its obligations under this Lease unless and until Landlord shall have failed to perform such obligations within ten (10) days (or within such additional time as is reasonably required to remedy any such default) after written notice to Landlord by Tenant properly specifying and detailing the particulars of wherein and whereby Tenant claims Landlord has failed to perform any such obligations. If the holder of record of the first mortgage covering the Premises shall have given prior written notice to Tenant that it is the holder of such first mortgage and such notice includes the address at which notices to such mortgagee are to be sent, then Tenant shall give such mortgagee notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided. Such mortgagee shall have the right within thirty (30) days (or within such additional time as is reasonably required to correct any such default) after receipt of such notice to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord by Tenant shall be null and void unless simultaneous notice has been given by Tenant to said first mortgagee. It is specifically understood and agreed, anything in this Lease to the contrary notwithstanding, that there shall be no personal liability on Landlord (nor on Landlord's officers, principals, agents and employees) with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies, and in absolutely no event shall Landlord be liable for prospective profits or special, indirect, or consequential damages. Likewise, anything in this Lease to the contrary notwithstanding, in no event shall Tenant have the right to terminate this Lease as a result of any default by Landlord, but rather Tenant's remedies against Landlord shall be solely limited to a claim for damages and/or a claim for injunction.

         36. NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received or (b) signed for or "refused" as indicated on the postal service return receipt. Delivery shall and must be by personal delivery or by United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith:

         LANDLORD:      PLAZA IV ASSOCIATES, LTD., A Florida
                        Limited Partnership
                        Suite 3160
                        100 North Tampa Street
                        Tampa, FL  33602

         TENANT:        LIQUIDMETAL TECHNOLOGIES, INC.
                        Suite 3150
                        100 North Tampa Street
                        Tampa, FL 33602
                        ATTN: BRIAN MCDOUGALL, CHIEF FINANCIAL OFFICER

                        WITH A COPY TO:


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

                        FOLEY & LARDNER
                        SUITE 2700
                        100 NORTH TAMPA STREET
                        TAMPA, FL 33602-3804
                        ATTN: CURT CREELY

                  Within ten (10) days after receipt, Tenant shall notify Landlord in writing and provide Landlord with complete and legible copies of (if applicable):

                  (a) any notices alleging violation of any applicable laws, codes, rules, regulations, etc., and/or

                  (b) any notices of actions, inquiries, inspections or claims made or threatened regarding any alleged violation of any applicable laws, codes, rules, regulations, etc. as same relate to all or any portion of the Premises and/or the Building and/or Tenant's use, occupancy or possession thereof.

         37. INSURANCE. Tenant shall not conduct or permit to be conducted any activity, or place any equipment, materials or other items in, on or about the Premises or the Building, which will in any way increase the rate of fire or liability or casualty insurance on the Building. Should Tenant fail to comply with the foregoing covenant on its part to be performed, Tenant shall reimburse Landlord for such increased amount upon written demand therefor from Landlord, the same to be considered Additional Rent payable hereunder.

         Tenant shall, at Tenant's sole expense, obtain and keep in force at all times during the Term (as may be extended) of this Lease Commercial General Liability insurance, to include fire and extended coverage including property damage, on an occurrence basis, with limits of not less than One Million Dollars ($1,000,000.00) combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Said Commercial General Liability insurance will be on Insurance Services Office, Inc. (ISO), form CG 0001 0196 or, if Landlord elects, an equivalent occurrence basis Commercial General Liability insurance policy form that is acceptable to Landlord (at Landlord's sole and unrestricted discretion). The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided an endorsement naming Landlord as an additional insured is attached thereto.

         Tenant shall, at Tenant's sole expense, obtain, maintain and keep in force at all times during the Term (as may be extended) of this Lease insurance with a contractual liability endorsement and upon all property in the Premises owned by Tenant or for which Tenant is legally liable, such insurance to be in an amount not less than such property's actual cash value or actual replacement value, whichever is greater. Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time not unreasonably require. The insurance required to be obtained and maintained under this Lease shall be with a company or companies licensed to issue the relevant insurance and licensed to do business in the State of Florida. Such insurance company or companies shall each have a policyholder's rating of no less than "A" in the most recent edition of Best's Insurance Reports. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. All policies of insurance maintained by Tenant shall be in a form, and shall have a substance, acceptable to Landlord with satisfactory evidence that all premiums have been paid. Tenant agrees not to violate or permit to be violated any of the conditions or provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord of any fire, loss or other casualty. If Tenant fails to procure and maintain insurance as required hereunder, Landlord may do so, and Tenant shall, on written demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance.


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

         Tenant hereby waives and releases any and all rights of recovery against Landlord (and Landlord's officers, principals, agents, employees, representatives, successors and assigns) for loss or damage to Tenant (and/or any person, party or entity claiming by, through or under Tenant) or its (and/or their) property arising from any cause insured against or required to be insured against by Tenant under this Lease. Tenant shall obtain and furnish evidence to Landlord of the waiver by Tenant's insurer(s) of its (their) rights of subrogation against Landlord.

         Upon Landlord's written request for same, Tenant will provide Landlord with written evidence of Tenant's compliance with its obligations under this
Item 37.

         38. RECORDING. This Lease shall not be recorded without Landlord's prior written discretionary consent.

         39. STATUTORILY MANDATED NOTIFICATION. As required by F.S. 404.056(8), Landlord hereby notifies Tenant as follows: "RADON GAS": Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon gas that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

         40. NON-DISCLOSURE. Tenant agrees that it will not divulge or disclose to third parties (OTHER THAN ITS OWN ATTORNEYS, ACCOUNTANTS, AUDITORS AND LIKE PROFESSIONALS IN EACH INSTANCE HAVING A BONA-FIDE "NEED TO KNOW") the terms, provisions and conditions of this Lease. Tenant's breach of this Item 40 shall constitute a Default under Item 20 of this Lease, no curative notice to Tenant from Landlord being required.

         41. HAZARDOUS MATERIALS. LANDLORD REPRESENTS AND WARRANTS THAT IT HAS NO KNOWLEDGE OF, AND HAS NO REASON TO KNOW OF, THE PRESENCE OF ANY HAZARDOUS MATERIALS IN, ON OR ABOUT THE BUILDING. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Building by Tenant, its agents, principals, employees, assigns, sublessees, contractors, consultants or invitees without the prior written consent of Landlord, which consent may be withheld for any reason whatsoever or for no reason at all. If Tenant breaches the obligations stated in the immediately preceding sentence, or if the presence of Hazardous Material on the Premises or around the Building caused or permitted by Tenant (or the aforesaid others) results in contamination of the Premises or the Building or the surrounding area(s), or if contamination of the Premises or the Building or the surrounding area(s) by Hazardous Material otherwise occurs for which Tenant is legally, actually or factually liable or responsible to Landlord (or any party claiming by, through or under Landlord) for damages, losses, costs or expenses resulting therefrom, then Tenant shall fully and completely indemnify, defend and hold harmless Landlord (or any party claiming by, through or under Landlord) from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses [including, without limitation: (i) diminution in the value of the Premises and/or the Building and/or the land on which the Building is located and/or any adjoining area(s) which Landlord owns or in which it holds a property interest; (ii) damages for the loss or restriction on use of rentable or usable space of any amenity of the Premises, the Building or the land on which the Building is located; (iii) damages arising from any adverse impact on marketing of space; and (iv) any sums paid in settlement of claims, attorneys' fees, consultants' fees and expert fees] which arise during or after the Term of this Lease, as may be extended, as a consequence of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Building. Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises, the Building or the surrounding area(s) caused or permitted by Tenant (or the aforesaid others) results in any contamination of the Premises, the Building or the surrounding area(s), Tenant shall immediately take all actions at its sole expense as are necessary or appropriate to return the Premises, the Building and the surrounding area(s) to the condition existing prior to the introduction of any such Hazardous Material thereto; provided that Landlord's prior written discretionary approval of such actions by Tenant shall be first obtained. The foregoing obligations and responsibilities of Tenant shall survive the expiration or earlier termination of this Lease.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. "Hazardous Material" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCB's") and petroleum.

         Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time and from time to time to determine whether Tenant is complying with the terms of this Item 41. If Tenant is not in compliance with this Item 41, Landlord shall have the right to immediately enter upon the Premises to remedy any contamination caused by Tenant's failure so to comply, notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.

         Any non-compliance by Tenant with its duties, responsibilities and obligations under this Item 41 shall be an "automatic" (no notice of any nature from Landlord to Tenant being required) default of this Lease (see Item 20).

         42. UTILITY DEREGULATION. The parties each and both acknowledge that Tampa Electric Company ("Utility") is presently the utility company selected by Landlord to provide electricity service to the Premises, the Building and the Building's common areas and appurtenances. Notwithstanding the contents of the immediately preceding sentence, Landlord, unless prohibited by law, shall, the parties each and both hereby agree, have the exclusive right at any time, and from time to time, during the Lease Term (as may be extended) to either contract for service from a different company or companies providing electricity service [each such different company shall hereinafter be referred to as an "Electric Service Provider" ("ESP")] or continue to contract for service from the Utility, for the Premises, the Building and the Building's common areas and appurtenances. Tenant shall at all times cooperate fully, duly and timely with Landlord, the Utility and ESP and, as reasonably necessary or requested, shall allow Landlord, the Utility and ESP reasonable access to the Premises' and/or Building's electric lines, feeders, risers, wiring, cabling and any other machinery or apparatus within the Premises. Neither Landlord nor any person, party or entity acting (or purporting to act) on behalf of Landlord shall in any way whatsoever be liable or responsible to Tenant or third parties for any loss, damage, expense or claim that Tenant (or such third parties) may sustain, incur or make by reason of any change, failure, interference, disruption or defect in the supply, lack of supply, quality, lack of quality, character or nature of the electric energy supplied to the Premises, the Building and the Building's common areas and appurtenances.

To the extent, if any, that Landlord is prohibited by law from selecting the utility company of its choice and Tenant is specifically and expressly allowed by law (otherwise, Tenant shall not be allowed to make such selection) to select an ESP other than the utility company selected by Landlord, Tenant shall: (a) reimburse Landlord for the cost(s) of repairing any and all damage to the Premises, the Building and the Building's common areas and appurtenances caused directly or indirectly by Tenant's selected ESP or its personnel or equipment, Landlord's reserving the right to charge Tenant as Additional Rent for such cost(s) if such reimbursement for same is not promptly made, (b) indemnify and hold Landlord harmless from and against any and all claims, demands, costs, expenses (including attorney's fees), liens and causes of action in any way whatsoever arising out of, or in any manner whatsoever relating to, actions or inactions by Tenant's selected ESP, including, but not limited to, expenses and/or fines incurred by Landlord in the extent that Tenant's selected ESP fails to provide power or insufficient power and (c) place with Landlord a (or an additional) security deposit in an amount prescribed by Landlord at its sole and unrestricted discretion, and (d) anything anywhere (whether within this Lease or not) to the contrary notwithstanding, enter into a tri-party agreement (among Landlord, Tenant and Tenant's selected ESP) having a substance and form prescribed by Landlord (as Landlord solely elects) whereby the three parties' rights and responsibilities will be set forth. If for any (or no) reason whatsoever said tri-party agreement is not entered into by Tenant and/or Tenant's selected ESP, and until it is, Tenant shall have absolutely no right(s) of any nature whatsoever to select an ESP.

         43. LEASE INTERPRETATION. This Lease has been thoroughly negotiated by the parties and each has been instrumental in its preparation. Therefore its terms, provisions and contents shall be construed neither in favor of, nor against, either party under the rule of construction against the draftsperson. The laws of the State of Florida shall govern the interpretation and enforcement of this Lease.

         44. IMPROVEMENT ALLOWANCE. IN ORDER THAT THE PREMISES MAY BE BUILT-OUT, CONSTRUCTED AND IMPROVED ("THE WORK") FOR TENANT'S USE AND OCCUPANCY THEREOF AS CONTEMPLATED BY THIS LEASE, LANDLORD SHALL PROVIDE TENANT WITH AN ALLOWANCE ("THE ALLOWANCE") OF ONE HUNDRED THIRTY-EIGHT THOUSAND TWO HUNDRED EIGHTY DOLLARS ($138,280.00). THE WORK MAY (AND SHALL) ONLY BE DONE BY A GENERAL CONTRACTOR SELECTED BY LANDLORD ("LANDLORD'S CONTRACTOR") AND SHALL BE DONE IN GENERAL ACCORDANCE WITH PLANS, DRAWINGS, SPECIFICATIONS, ETC., TO BE HEREAFTER DILIGENTLY, EXPEDITIOUSLY AND IN GOOD FAITH DEVELOPED AND PRE - APPROVED IN WRITING BY LANDLORD, TENANT AND LANDLORD'S CONTRACTOR (SEE ALSO EXHIBIT "B"). ANY AND ALL EXPENSES, COSTS, ETC., TO DO THE WORK IN EXCESS OF THE ALLOWANCE SHALL BE SOLELY BORNE BY TENANT AND SHALL BE PAID BY TENANT WITHIN THIRTY (30) DAYS OF RECEIPT OF AN INVOICE THEREFOR FROM LANDLORD OR LANDLORD'S CONTRACTOR. IF THE COSTS, EXPENSES, ETC., OF THE WORK ARE LESS THAN THE ALLOWANCE, TENANT SHALL BE ENTITLED TO A CREDIT THEREFOR, AND SAID CREDIT MAY BE UTILIZED BY TENANT LATER DURING THE ORIGINAL TERM OF THIS LEASE TO HAVE LANDLORD'S CONTRACTOR MAKE ADDITIONAL IMPROVEMENTS, REFURBISHMENTS, ETC., TO THE PREMISES AND/OR TO HAVE LANDLORD'S CONTRACTOR MAKE ALTERATIONS, IMPROVEMENTS, ETC., TO THE EXPANSION SPACE. LANDLORD MAY PAY DIRECTLY TO LANDLORD'S CONTRACTOR THE APPLICABLE (AND EARNED) PORTION(S) OF THE ALLOWANCE.

                  FEES FOR PRELIMINARY "TEST FIT" PLANS AND STANDARD ENGINEERING DRAWINGS, AND STANDARD ARCHITECTURAL DRAWINGS (AS DEFINED IN EXHIBIT "B" ITEM 5.) SHALL NOT BE A PART OF THE ALLOWANCE AND SHALL BE SOLELY BORNE BY LANDLORD.

                  THE VARIOUS COMPONENTS OF THE WORK WILL BE COMPETITIVELY BID WITH LANDLORD'S CONTRACTOR BY NOT FEWER THAN THREE (3) SUBCONTRACTORS AND THE LOWEST SUBCONTRACTOR BID SHALL BE (UNLESS OTHERWISE APPROVED IN WRITING BY TENANT) AWARDED THE APPLICABLE COMPONENT OF THE WORK. ANY STATEMENT OR IMPLICATION TO THE CONTRARY WITHIN THE IMMEDIATELY PRECEDING PARAGRAPH OF THIS
ITEM 44, LANDLORD'S CONTRACTOR SHALL BE


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

ENTITLED TO BE PAID FROM THE ALLOWANCE TEN PERCENT (10%) AS "OVERHEAD" AND A FEE OF FIVE PERCENT (5%), BOTH FOR SERVING AS THE GENERAL CONTRACTOR REGARDING THE WORK.

                  NO "CREDIT(S)" THE SUBJECT OF THIS ITEM 44 AND/OR ITEM 45 BELOW MAY (OR SHALL) BE UTILIZED OTHER THAN TO DO THE WORK AND/OR THE EXPANSION SPACE WORK AND/OR SUBSEQUENT IMPROVEMENTS, REFURBISHMENT(S), ETC., TO THE PREMISES AND/OR THE EXPANSION SPACE.

         45. OPTION TO EXPAND. PROVIDED (BUT NOT OTHERWISE): (A) TENANT IS NOT THEN [I.E., EITHER ON THE DAY TENANT GIVES LANDLORD THE WRITTEN NOTICE THE SUBJECT OF (B) OF THIS FIRST PARAGRAPH OF THIS ITEM 45 OR ON THE DAY THE EXPANSION SPACE IS MADE AVAILABLE FOR TENANT'S OCCUPANCY THEREOF OR AT ANY TIME BETWEEN THOSE TWO TIMES] IN UNCURED (I.E., BEYOND ANY APPLICABLE CURATIVE PERIOD FOLLOWING DUE NOTICE) DEFAULT OF THIS LEASE AND (B) TENANT GIVES LANDLORD WRITTEN NOTICE NOT LATER THAN APRIL 30, 2002 (TIME BEING ABSOLUTELY OF THE ESSENCE) OF TENANT'S ELECTION TO LEASE THE ENTIRE EXPANSION SPACE, TENANT MAY, AS IS MORE PARTICULARLY DESCRIBED IN, AND EXPRESSLY SUBJECT TO THE OTHER CONTENTS OF, THIS ITEM 45, LEASE FROM LANDLORD THAT AREA ("THE EXPANSION SPACE") CONSISTING OF APPROXIMATELY 6,040 SQUARE FEET OF NET RENTABLE AREA (WHICH THE PARTIES EXPRESSLY AND IRREVOCABLY AGREE ARE CONTAINED IN THE EXPANSION SPACE), AS OUTLINED IN GREEN ON THE ATTACHED EXHIBIT "A" EXPRESSLY MADE A PART HEREOF. THE EXPANSION SPACE IS LIKEWISE LOCATED ON THE 31ST FLOOR OF THE BUILDING AND IS CONTIGUOUS TO THE PREMISES. ONLY LANDLORD'S CONTRACTOR SHALL BE PERMITTED TO DO THE BUILD-OUT, CONSTRUCTION, IMPROVEMENT, ETC. ("THE EXPANSION SPACE WORK") OF THE EXPANSION SPACE. SAID EXPANSION SPACE WORK SHALL BE EFFECTED IN GENERAL ACCORDANCE WITH ITEM 44 OF THIS LEASE AND EXHIBIT "B" OF THIS LEASE. LANDLORD'S CONTRACTOR SHALL BE ENTITLED TO BE PAID FROM THE EXPANSION SPACE ALLOWANCE TEN PERCENT (10%) AS "OVERHEAD" AND A FEE OF FIVE PERCENT (5%), BOTH FOR SERVING AS THE GENERAL CONTRACTOR REGARDING THE EXPANSION SPACE WORK. IN ORDER THAT LANDLORD'S CONTRACTOR MAY DO THE EXPANSION SPACE WORK, TENANT, NOT LATER THAN JUNE 28, 2002 (TIME BEING ABSOLUTELY OF THE ESSENCE) SHALL DELIVER TO LANDLORD APPROVED (BY TENANT, LANDLORD AND LANDLORD'S CONTRACTOR) ARCHITECTURAL PLANS, DRAWINGS, SPECIFICATIONS, ETC. TENANT'S IMPROVEMENT ALLOWANCE ("THE EXPANSION SPACE ALLOWANCE") SHALL BE DETERMINED BY MULTIPLYING THE FIGURE SIXTY THOUSAND FOUR HUNDRED DOLLARS ($60,400.00) BY A FRACTION THE NUMERATOR OF WHICH IS THE NUMBER OF CALENDAR DAYS REMAINING IN THE TERM ONCE TENANT TAKES OCCUPANCY OF THE EXPANSION SPACE, FULLY - STAFFED AND FULLY - OPERATIONAL, AND THE DENOMINATOR OF WHICH IS 1,885 (THE NUMBER OF DAYS IN 62 MONTHS). IF THE FINAL COST OF THE EXPANSION SPACE WORK EXCEEDS THE EXPANSION SPACE ALLOWANCE, TENANT SHALL BE SOLELY RESPONSIBLE FOR ALL EXCESS COSTS. IF THE FINAL COST OF THE EXPANSION SPACE WORK DOES NOT EXCEED THE EXPANSION SPACE ALLOWANCE, THEN TENANT SHALL BE ENTITLED TO A CREDIT THEREFOR, AND SAID CREDIT MAY BE UTILIZED BY TENANT LATER DURING THE ORIGINAL TERM OF THIS LEASE TO HAVE LANDLORD'S CONTRACTOR MAKE ADDITIONAL IMPROVEMENTS, REFURBISHMENTS, ETC., TO THE EXPANSION SPACE AND/OR TO THE PREMISES. LANDLORD MAY PAY DIRECTLY TO LANDLORD'S CONTRACTOR THE APPLICABLE (AND EARNED) PORTION(S) OF THE EXPANSION SPACE ALLOWANCE. THE TERM OF TENANT'S LEASE OF THE EXPANSION SPACE SHALL BEGIN THE EARLIEST OF (A) THE DATE TENANT TAKES OCCUPANCY OF THE EXPANSION SPACE FOR THE CONDUCT OF ITS BUSINESS THEREFROM, (B) FIVE DAYS AFTER THE DATE THE EXPANSION SPACE WORK IS COMPLETED AND (C) THE DATE THE EXPANSION SPACE WORK WOULD HAVE BEEN COMPLETED EXCEPT FOR THE FAULT OF, AND/OR DELAYS CAUSED BY, TENANT AND/OR TENANT'S OTHERS, AND SHALL BE COTERMINOUS WITH THE TERM (AS POSSIBLY EXTENDED). TENANT'S LEASE OF THE EXPANSION SPACE SHALL BE, WITH APPROPRIATE MATHEMATICAL ADJUSTMENTS [SEE, E.G.,
ITEM 1 (J), "PROPORTIONATE SHARE"], AND SUBJECT TO THE OTHER CONTENTS OF THIS
ITEM 45, UPON ALL THE OTHER TERMS AND CONDITIONS SET FORTH IN THIS LEASE, THE NET EFFECT (SUBJECT TO THE OTHER CONTENTS OF THIS ITEM 45) TO BE TO TREAT, ON A PER SQUARE FOOT PER ANNUM BASIS, THE EXPANSION SPACE DURING THE TERM (AS MAY BE EXTENDED) OF THIS LEASE THE SAME WAY THE ORIGINAL PREMISES ARE TREATED, ON A PER SQUARE FOOT PER ANNUM BASIS, DURING THE TERM (AS MAY BE EXTENDED) OF THIS LEASE. [E.G., IF THE TERM OF TENANT'S LEASE OF THE EXPANSION SPACE BEGINS THE DAY THAT IS EXACTLY FIFTEEN MONTHS AFTER THE SUITE 3150 COMMENCEMENT DATE, THEN THE BASE RENT PAYABLE BY TENANT TO LANDLORD AS REGARDS THE


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

EXPANSION SPACE WOULD BE, FOR THAT PARTICULAR MONTH, $11,073.33 (COMPUTED AT $22.00 PER NET RENTABLE SQUARE FOOT PER ANNUM), THE SCHEDULE OF BASE RENT THE SUBJECT OF ITEM 1 (G) OF THIS LEASE TO BE APPLICABLE, ON A PER SQUARE FOOT PER ANNUM BASIS, FOR THE REMAINDER OF THE TERM OF TENANT'S LEASE OF THE EXPANSION SPACE.] TENANT SHALL BE ENTITLED TO NO "FREE" BASE RENT AS REGARDS ITS LEASE OF THE EXPANSION SPACE. TENANT'S RIGHTS UNDER THIS ITEM 45 ARE ABSOLUTELY NOT ASSIGNABLE OR OTHERWISE TRANSFERABLE SEPARATE AND APART FROM THIS ENTIRE LEASE, BUT MAY BE ASSIGNED BY TENANT WITH THIS ENTIRE LEASE IN ACCORDANCE WITH, AND EXPRESSLY SUBJECT TO, THE CONTENTS OF ITEM 7 OF THIS LEASE.

                  THE REQUIREMENTS IN THE FIRST PARAGRAPH OF THIS ITEM 45 THAT TENANT NOT BE IN UNCURED DEFAULT OF THIS LEASE EITHER ON THE DAY TENANT GIVES LANDLORD THE WRITTEN NOTICE THE SUBJECT OF (B) OF SUCH FIRST PARAGRAPH OR ON THE DAY THE EXPANSION SPACE IS MADE AVAILABLE FOR TENANT'S OCCUPANCY THEREOF OR AT ANY TIME BETWEEN THOSE TWO TIMES MAY BE WAIVED BY LANDLORD AT ITS SOLE DISCRETION AND MAY NOT BE USED BY TENANT AS A MEANS TO NEGATE THE EFFECTIVENESS OF TENANT'S EXERCISE, ONCE EXERCISED, OF THE OPTION TO EXPAND THE SUBJECT OF THIS ITEM 45.

                  IF TENANT LEASES THE EXPANSION SPACE IT WILL THEREBY OCCUPY THE ENTIRETY (EXCEPT FOR A STORAGE AREA) OF THE 31ST FLOOR OF THE BUILDING. ACCORDINGLY, TENANT SHALL HAVE THE FOLLOWING RIGHTS:

                  (1) THE RIGHT, SUBJECT TO APPLICABLE LAWS, CODES, ORDINANCES, REGULATIONS, ETC., TO LEAVE OPEN THE ENTRY DOORS TO THE TOTAL PREMISES, ANY FEES, COSTS, EXPENSES, ETC., ASSOCIATED IN ANY WHATSOEVER THEREWITH TO BE SOLELY BORNE BY TENANT.

                  (2) THE RIGHT, PROVIDED (BUT NOT OTHERWISE) LANDLORD ELECTS (AT ITS SOLE DISCRETION) TO ALLOW OTHER FULL - FLOOR TENANTS IN THE BUILDING TO HAVE A LIKE RIGHT, TO CUSTOMIZE (WITH TENANT'S NAME) THE CALL BUTTONS IN THE ELEVATOR CABS SERVING THE 31ST FLOOR OF THE BUILDING, SUCH CUSTOMIZATION TO BE AS LANDLORD GENERALLY UNIFORMLY PRESCRIBES FOR ALL FULL - FLOOR TENANTS OF THE BUILDING.

                  (3) NEVERTHELESS SUBJECT TO (A) THE AVAILABILITY OF SUBSTANTIALLY SIMILAR (CORE OF THE BUILDING) STORAGE SPACE ELSEWHERE WITHIN THE BUILDING ITSELF AND (B) THE RIGHTS OF OTHER TENANTS IN THE BUILDING CURRENTLY USING SAID 31ST FLOOR STORAGE SPACE, LANDLORD WILL UTILIZE ITS BEST EFFORTS TO MAKE AVAILABLE TO TENANT THE RIGHT TO LEASE THE STORAGE SPACE IN THE MIDDLE OF THE 31ST FLOOR OF THE BUILDING, SAID STORAGE SPACE BEING DEPICTED ON THE ATTACHED EXHIBIT "A," THE FOLLOWING TERMS TO BE APPLICABLE TO SAID LEASE: (I) A RENTAL RATE (BASE RENT AND ADDITIONAL RENT) EQUAL TO THAT TO BE PAID BY TENANT TO LANDLORD, ON A PER NET RENTABLE SQUARE FOOT PER ANNUM BASIS, AS REGARD THE PREMISES DURING THE ORIGINAL TERM OF THIS LEASE PLUS APPLICABLE TAX, (II) LANDLORD, AS REGARDS SAID STORAGE SPACE, TO PROVIDE TENANT (GENERALLY SUBJECT TO THE OTHER CONTENTS OF THIS LEASE) WITH AN IMPROVEMENT ALLOWANCE EQUAL TO TWO DOLLARS ($2.00) PER NET RENTABLE SQUARE FOOT WITHIN SAID STORAGE SPACE FOR EACH YEAR THEN REMAINING (MEASURED FROM THE DATE TENANT TAKES OCCUPANCY OF SAID STORAGE SPACE) IN THE ORIGINAL TERM OF THIS LEASE, ANY PARTIAL YEARS TO BE PRO-RATED, AND (III) TENANT TO PAY ALL COSTS ASSOCIATED WITH RELOCATING THE OTHER TENANTS/USERS THEN UTILIZING SAID STORAGE SPACE.

                  (4) THE RIGHT TO ALTER THE COMMON AREA CORRIDOR TO ITS CONDITION ON THE 31ST FLOOR OF THE BUILDING AS TENANT DEEMS NECESSARY, BUT NEVERTHELESS IN FULL AND STRICT COMPLIANCE WITH ALL APPLICABLE LAWS, RULES, CODES, REGULATIONS, ETC. [HOWEVER, IF TENANT DOES NOT EXERCISE THE (FIRST) OPTION TO EXTEND THE SUBJECT OF THE SECOND PARAGRAPH OF ITEM 47 BELOW, THEN TENANT SHALL BE OBLIGATED TO PAY LANDLORD THE EXPENSE(S) OF RESTORING THE SUBJECT CORRIDOR TO ITS CONDITION AS OF THE DATE OF THIS LEASE, SAID OBLIGATION TO SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.]

                  FOR THE PURPOSES OF THIS ITEM 45 AND ITEM 47 BELOW, THE TERM "LEASE" INCLUDES ANY SUBSEQUENT WRITTEN AMENDMENTS, MODIFICATIONS, ADDENDA, ETC., PERTAINING THERETO.

         46. TELECOMMUNICATIONS SERVICE PROVIDER. TENANT, SUBJECT TO THE OTHER CONTENTS OF THIS ITEM 46, SHALL HAVE THE RIGHT TO UTILIZE ANY TELECOMMUNICATIONS PROVIDER ("PROVIDER") IT ELECTS TO SERVE THE PREMISES. LANDLORD WILL ALLOW SUCH PROVIDER ACCESS TO (A) THE BUILDING'S TELEPHONE ROOM(S) ON THE 31ST FLOOR OF THE BUILDING AND (B) THE BUILDING'S RISERS, IN ORDER THAT THE PROVIDER MAY PROVIDE TENANT WITH TELECOMMUNICATIONS SERVICE TO THE PREMISES (AND, IF APPLICABLE, THE EXPANSION SPACE; COLLECTIVELY "THE TOTAL PREMISES"). HOWEVER, ABSOLUTELY NONE OF PROVIDER'S OR TENANT'S EQUIPMENT MAY (OR SHALL) BE STORED IN, ON OR ABOUT SAID TELEPHONE ROOM(S) OR ELSEWHERE WITHIN, ON OR ABOUT THE BUILDING.

         47. OPTION(S) TO EXTEND. TENANT, AS IS MORE PARTICULARLY DESCRIBED HEREINAFTER IN THIS ITEM 47., SHALL HAVE TWO (2) SEPARATE AND CONSECUTIVE OPTIONS TO EXTEND THE INITIAL TERM OF THIS LEASE. THE SECOND OPTION MAY NOT BE EXERCISED IF THE FIRST OPTION IS NOT DULY AND TIMELY EXERCISED.

         PROVIDED (BUT NOT OTHERWISE) TENANT IS NOT THEN (I.E., EITHER ON THE DAY TENANT GIVES LANDLORD THE WRITTEN NOTICE THE SUBJECT OF THIS SECOND PARAGRAPH OF THIS ITEM 47. OR ON THE DAY THE FIRST EXTENSION TERM IS TO BEGIN, OR AT ANY TIME BETWEEN THOSE TWO TIMES) IN UNCURED (I.E., BEYOND ANY APPLICABLE CURATIVE PERIOD FOLLOWING DUE NOTICE) DEFAULT OF THIS LEASE, AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT NOT FEWER THAN SIX (6) MONTHS, AND NOT MORE THAN NINE (9) MONTHS, TIME BEING ABSOLUTELY OF THE ESSENCE, PRIOR TO THE EXPIRATION OF THE LEASE TERM GIVES LANDLORD WRITTEN NOTICE OF TENANT'S ELECTION TO EXERCISE SUCH FIRST EXTENSION OPTION, TENANT SHALL BE ENTITLED TO EXTEND THE TERM OF THIS LEASE FOR A PERIOD OF THREE (3) YEARS ("THE FIRST EXTENSION TERM"), SUCH FIRST EXTENSION TERM TO BEGIN THE DAY IMMEDIATELY FOLLOWING THE EXPIRATION OF THE LEASE TERM AND END EXACTLY THREE (3) YEARS LATER. IF TENANT EXERCISES SUCH FIRST OPTION TO EXTEND, ALL OF THE NON-MONETARY TERMS AND CONDITIONS SET FORTH IN THIS LEASE SHALL BE APPLICABLE DURING SUCH FIRST EXTENSION TERM, EXCEPT, SUBJECT TO THE CONTENTS OF THE IMMEDIATELY FOLLOWING PARAGRAPH, TENANT SHALL HAVE NO FURTHER RIGHTS OR OPTIONS TO EXTEND. THE RENT AND ADDITIONAL RENT TO BE PAID BY TENANT TO LANDLORD DURING SUCH FIRST EXTENSION TERM SHALL BE ADJUSTED TO 95% OF THE "FAIR MARKET RENTAL RATE" (AS HEREUNDER IN THIS ITEM 47. DEFINED).

         PROVIDED (BUT NOT OTHERWISE) TENANT IS NOT THEN (I.E., EITHER ON THE DAY TENANT GIVES LANDLORD THE WRITTEN NOTICE THE SUBJECT OF THIS THIRD PARAGRAPH OF THIS ITEM 47. OR ON THE DAY THE SECOND EXTENSION TERM IS TO BEGIN, OR AT ANY TIME BETWEEN THOSE TWO TIMES) IN UNCURED (I.E., BEYOND ANY APPLICABLE CURATIVE PERIOD FOLLOWING DUE NOTICE) DEFAULT OF THIS LEASE, AND FURTHER PROVIDED (BUT NOT OTHERWISE) TENANT NOT FEWER THAN SIX (6) MONTHS, AND NOT MORE THAN NINE (9) MONTHS, TIME BEING ABSOLUTELY OF THE ESSENCE, PRIOR TO THE EXPIRATION OF THE FIRST EXTENSION TERM GIVES LANDLORD WRITTEN NOTICE OF TENANT'S ELECTION TO EXERCISE SUCH SECOND EXTENSION OPTION, TENANT SHALL BE ENTITLED TO FURTHER EXTEND THE TERM OF THIS LEASE FOR A PERIOD OF THREE (3) YEARS ("THE SECOND EXTENSION TERM"), SUCH SECOND EXTENSION TERM TO BEGIN THE DAY IMMEDIATELY FOLLOWING THE EXPIRATION OF THE FIRST EXTENSION TERM AND END EXACTLY THREE (3) YEARS LATER. IF TENANT EXERCISES SUCH SECOND OPTION TO EXTEND, ALL OF THE NON-MONETARY TERMS AND CONDITIONS SET FORTH IN THIS LEASE SHALL BE APPLICABLE DURING THE SECOND EXTENSION TERM, EXCEPT TENANT SHALL HAVE NO FURTHER RIGHTS OR OPTIONS TO EXTEND. THE RENT AND ADDITIONAL RENT TO BE PAID BY TENANT TO LANDLORD DURING SUCH SECOND EXTENSION TERM SHALL BE ADJUSTED TO 95% OF THE "FAIR MARKET RENTAL RATE" (AS HEREINAFTER THIS ITEM 47. DEFINED).

         IN ABSOLUTELY NO EVENT WHATSOEVER MAY OR SHALL TENANT, UNDER EITHER OPTION, EXTEND THE TERM OF THIS LEASE FOR LESS THAN ALL THE SPACE THEN UNDER LEASE BY TENANT FROM LANDLORD UNDER THE TERMS AND PROVISIONS OF THIS LEASE.

         FOR THE PURPOSE OF THIS ITEM 47., THE TERM "FAIR MARKET RENTAL RATE" SHALL MEAN THE ANNUAL AMOUNT PER RENTABLE SQUARE FOOT THAT A WILLING, SIMILAR, NON-EQUITY, NON-RENEWAL, NON-EXPANSION NEW TENANT WOULD PAY AND A WILLING, SIMILAR LANDLORD OF A SUBSTANTIALLY SIMILAR FIRST CLASS OFFICE BUILDING IN DOWNTOWN TAMPA, FLORIDA, WOULD ACCEPT AT ARM'S LENGTH, ON OR ABOUT THE DATE OF THE COMMENCEMENT OF THE APPLICABLE EXTENSION PERIOD, GIVING APPROPRIATE CONSIDERATION TO ANNUAL RENTAL RATES PER RENTABLE SQUARE FOOT, THE TYPE OF ESCALATION CLAUSES AND BASE YEARS (INCLUDING, BUT WITHOUT LIMITATION, OPERATING EXPENSE, REAL ESTATE TAXES, CPI), THE EXTENT OF LIABILITY UNDER THE ESCALATION CLAUSES (E.G., WHETHER DETERMINED ON A "NET LEASE" BASIS OR BY INCREASE OVER A PARTICULAR BASE YEAR OR BASE DOLLAR AMOUNT), ABATEMENT PROVISIONS REFLECTING FREE RENT AND/OR NO RENT DURING THE PERIOD OF CONSTRUCTION OR ANY OTHER PERIOD DURING THE LEASE TERM, BROKERAGE COMMISSIONS, IF ANY, LENGTH OF LEASE TERM, SIZE AND LOCATION OF PREMISES BEING LEASED, BUILDING STANDARD WORK LETTER AND/OR TENANT IMPROVEMENT ALLOWANCES, IF ANY, AND OTHER GENERALLY APPLICABLE AND RECOGNIZED TERMS AND CONDITIONS PERTAINING THERETO.

         IF TENANT AND LANDLORD ARE UNABLE, BY THE DATE THAT IS EXACTLY FOUR (4) MONTHS PRIOR TO THE BEGINNING OF THE APPLICABLE EXTENSION TERM, TO AGREE ON WHAT THE FAIR MARKET RENTAL RATE IS, THEN LANDLORD AND TENANT SHALL EACH, WITHIN 15 DAYS THEREAFTER, APPOINT AN INDEPENDENT REAL ESTATE APPRAISER WITH AT LEAST FIVE YEARS' COMMERCIAL REAL ESTATE LEASING APPRAISAL EXPERIENCE IN THE DOWNTOWN BUSINESS DISTRICT OF TAMPA, FLORIDA. THE TWO APPRAISERS SHALL THEN, WITHIN 20 DAYS AFTER THE APPOINTMENT OF THE LATTER, ATTEMPT TO AGREE UPON WHAT THE FAIR MARKET RENTAL RATE IS. IF THEY ARE UNABLE TO DO SO, THEY SHALL EACH MAKE AN INDEPENDENT WRITTEN DETERMINATION OF THE FAIR MARKET RENTAL RATE AND THEN SELECT A THIRD APPRAISER WHO MEETS THE QUALIFICATIONS STATED ABOVE. THE THIRD APPRAISER SHALL SELECT EITHER THE DETERMINATION OF THE TENANT-APPOINTED APPRAISER OR THE DETERMINATION OF THE LANDLORD-APPOINTED APPRAISER, BUT SUCH THIRD APPRAISER SHALL NOT AVERAGE SUCH TWO DETERMINATIONS OR MAKE HIS OR HER OWN INDEPENDENT DETERMINATION. THE SAID SELECTION BY SAID THIRD APPRAISER SHALL BE BINDING ON BOTH LANDLORD AND TENANT. TENANT AND LANDLORD SHALL EACH BEAR THE ENTIRE COST OF THE APPRAISER SELECTED BY IT AND SHALL SHARE EQUALLY THE COST OF THE THIRD APPRAISER.

         THE RESPECTIVE REQUIREMENTS IN THE SECOND AND THIRD PARAGRAPHS (AS APPLICABLE) OF THIS ITEM 47. THAT TENANT NOT BE IN UNCURED DEFAULT OF THIS LEASE EITHER ON THE DAY TENANT GIVES LANDLORD THE WRITTEN NOTICE THE SUBJECT OF SUCH SECOND AND THIRD PARAGRAPHS (AS APPLICABLE) OR ON THE DAY THE APPLICABLE EXTENSION TERM IS TO BEGIN, OR AT ANY TIME BETWEEN THOSE TWO TIMES, MAY BE WAIVED BY LANDLORD AT ITS SOLE DISCRETION AND MAY NOT BE USED BY TENANT AS A MEANS TO NEGATE THE EFFECTIVENESS OF TENANT'S EXERCISE (ONCE EXERCISED) OF THE RESPECTIVE TWO (2) OPTION(S) TO EXTEND THE SUBJECT OF THIS ITEM 47.

         48. AMENDMENTS. This Lease contains the entire agreement between the parties hereto and may not be altered, changed or amended, except by written instrument signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representative, except as otherwise herein expressly provided.

         The parties each acknowledge that they have thoroughly read and understand this Lease (to include its Exhibits and attachments) in its entirety, that they are completely familiar with each, every, any and all of the terms, covenants, provisions and conditions set forth therein and that there are no other representations, promises, covenants, assurances, conditions, statements, understandings, warranties or agreements (collectively, "Representations") concerning this Lease which do not appear in writing therein. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, Representations, and information or data conveyed, whether oral or in writing, between the parties and/or their respective representatives or any other person(s) purporting to represent either Landlord or Tenant. Each party acknowledges that it has not been induced to enter into this Lease by any Representations not expressly set forth herein. The parties further acknowledge that the terms and provisions contained within this Lease have been fully, freely and fairly negotiated by and between them.

         IN WITNESS WHEREOF, the parties, either for themselves or by and through their undersigned, duly-authorized representatives, have executed this Lease for the purposes therein expressed.

Signed, sealed and delivered
in the presence of:                      TENANT: LIQUIDMETAL TECHNOLOGIES, INC.


                                (Sign)   By:                              (Seal)
-------------------------------              -----------------------------

                               (Print)   Name: John Kang
------------------------------                 ---------------------------------

/s/ John Kang                   (Sign)   Title: CEO
-------------------------------                 --------------------------------

                               (Print)   Date: 11/4/01
------------------------------                 ---------------------------------


                                         LANDLORD: PLAZA IV ASSOCIATES, LTD.,
                                         A Florida Limited Partnership

                                         By: Tampa Plaza IV Company, Ltd.,
                                             a Florida Limited Partnership,
                                             Manager

                                (Sign)   By:                              (Seal)
-------------------------------              ----------------------------

 /s/ Richard A. Beard          (Print)   Name: Richard A. Beard, III
------------------------------                 ---------------------------------

                                (Sign)   Title: General Partner
-------------------------------                 --------------------------------

                               (Print)   Date: 11/04/01
------------------------------                 ---------------------------------

                                   EXHIBIT "A"

                                  EXHIBIT "A-1"

                                   EXHIBIT "B"
                               September 28, 2001

                                   WORK LETTER

1. Landlord has installed on each occupied floor of the Building the following Building Standard Improvements:

         a.       Heating, ventilation and air-conditioning (HVAC) system(s).

         b. Fire sprinkler system(s) with up-right mounted brass sprinkler heads, installed on a 10' by 12' grid.

         c. Toilet rooms, such toilet rooms to include HVAC, lighting, typical plumbing fixtures, toilet accessories and wall, counter, floor and ceiling finishes.

         d. Electrical and telephone rooms, such rooms to be available for source connections to the Premises. (Tenant's telephone equipment will be restricted to, and must be installed within, the Premises.)

2. In addition to the above-described Building Standard Improvements, Landlord shall provide TENANT THE ALLOWANCE THE SUBJECT OF ITEM 44 OF THIS LEASE, SAID PROVISION TO BE IN ACCORDANCE WITH THE CONTENTS OF SAID ITEM 44.

3. The Work shall be done using the items and materials described as "Building Standard Tenant Finishes" (see Exhibit "B-1" for a listing thereof) and/or Landlord-approved additions and/or Landlord-approved substitutions for such items and materials.

4. In order that Landlord may maintain, control and monitor the quality of the Building and the design intent of its systems and any warranties, guarantees, etc., Tenant agrees that any and all mechanical, structural, electrical, HVAC, plumbing, life safety, fire sprinklering, etc., engineering required or appropriate to perform the Work (or any other type of work in the Premises) will be done solely (no exceptions) by Landlord's engineer(s). Landlord's Contractor and/or engineer(s) shall not be required to perform any Work (OR OTHER TYPE OF WORK) Work that would violate the construction and/or engineering standards from time to time established by Landlord (or its designates) for the Building or that would violate any applicable codes, regulations, laws, ordinances, policies of insurance, rules, etc.

5. Landlord shall provide to Tenant at no additional cost to Tenant (AND OUTSIDE THE PURVIEW OF THE ALLOWANCE, AND, IF APPLICABLE, THE EXPANSION SPACE ALLOWANCE) the services of an architect selected by Landlord to provide PRELIMINARY "TEST FIT" PLANS AND architectural working drawings ("the Working Drawings"), the same to include partition and door location drawings, telephone and electrical location drawings, reflected ceiling drawings and finish specifications, all as associated with the Work. Notwithstanding the contents of the immediately preceding sentence, the expense of all drawings not Working Drawings ("the Other Drawings") and the research cost to produce drawings ("the Extra Drawings") of nonstandard items to be installed in the Premises, including, but not limited to, elevations, cabinet or millwork details and nonstandard installations, furnishings, fixtures or finishes of any nature whatsoever, shall be paid by Tenant (OR, AT LANDLORD'S OPTION, DEDUCTED FROM THE ALLOWANCE), as shall be the reproduction expense of extra copies of the Working Drawings and the expense of the Other Drawings and the Extra Drawings. All drawings (of any nature or description whatsoever; "the Drawings") are subject to Landlord's prior, written and discretionary approval. Landlord, at its discretion, may limit the number of revisions, redraws or changes to the Drawings, preclude further revisions, redraws or changes to the Drawings or require that Tenant pay [in such manner and under such circumstances as Landlord (or Landlord's Contractor) may or shall, from time to time and at its (their) discretion, direct Tenant in writing] for any such revisions, redraws or changes to the Drawings.

6. Landlord, at Landlord's sole discretion, may permit Tenant and/or Tenant's agents, contractors or consultants ("Tenant's Others") to enter the Premises prior to the Commencement Date in order that there may be done other work to prepare the Premises for Tenant's use and occupancy thereof. If Landlord permits such entry, then such permission is: (i) revocable by Landlord at any time (for any reason or for no reason) at Landlord's sole discretion and (ii) conditioned upon Tenant's and Tenant's Others' working in harmony with, and not interfering with, Landlord and Landlord's designates in doing Landlord's work in and to the Premises or elsewhere in and to the Building. Tenant understands and agrees that: (i) any such entry into, and occupation of, the Premises is and shall be deemed to be under all of the terms, conditions, provisions and contents of this Lease (except as to the obligation to pay Rent); (ii) Landlord AND ITS DESIGNATES shall not be liable in any way whatsoever for any injury, loss or damage of any nature whatsoever which may (or does) occur to any of Tenant's (or Tenant's Others') work, property or installations made in or to the Premises or to any property placed in the Premises by Tenant, Tenant's Others or others prior to the Commencement Date, all of the same being at Tenant's sole and exclusive risk, which risk Tenant hereby voluntarily assumes; (iii) Item 15 of this Lease shall be (and hereby is) specifically and fully applicable as regards any such entry;
         (iv) Landlord, prior to permitting any such entry, shall be entitled to require Tenant and/or Tenant's Others to be bonded and insured in such amounts and with such companies as Landlord may in its sole discretion prescribe; and (v) Tenant shall pay Landlord in advance for any and all extraordinary expenses incurred by Landlord associated with such entry (e.g., extra or overtime personnel or extra utility services).

7. Tenant understands and agrees that Tenant shall, anything anywhere notwithstanding, commence its payment of Rent and/or Additional Rent to Landlord on the anticipated SUITE 3150 Commencement Date described in
         Item 1(e) of this Lease in the event Tenant:

         (a)      becomes in default (see Item 20) of this Lease, or

         (b) fails to meet duly, fully and timely any of its duties, obligations or responsibilities under this Exhibit "B" and/or under this Lease generally, or

         (c) orders or requests materials, finishes, fixtures or installations other than those described in Exhibit "B-1," or

         (d) makes changes in the Drawings and/or any specifications thereof and/or any work or improvements called for thereby (notwithstanding that Landlord may have approved of any or all of such changes), or

         (e) fails to perform duly, fully and timely any work to be performed by Tenant, or

         (f) fails to ensure performance duly, fully and timely of any work to be performed by third parties on behalf of Tenant as regards this Lease, or

         (g) directly or indirectly in any way whatsoever interferes with or delays the performance of the Work,

         (h) directly or indirectly in any way whatsoever causes any delay in Landlord's preparation and completion of the Premises, or

         (i) directly or indirectly in any way whatsoever allows or permits third parties for which Tenant rightfully should be responsible to interfere with or delay the performance of the Work, or

         (j) directly or indirectly in any way whatsoever allows or permits third parties for which Tenant rightfully should be responsible to cause any delay in Landlord's preparation and completion of the Premises..


THOROUGHLY READ, UNDERSTOOD AND AGREED:

LANDLORD:                                TENANT:
---------                                -------
PLAZA IV ASSOCIATES, LTD.                LIQUIDMETAL TECHNOLOGIES, INC.
A Florida Limited Partnership

By: Tampa Plaza IV Company, Ltd., a
    Florida Limited Partnership,
    Manager

By: /s/ Richard A. Beard, III            By: /s/ John Kang
    ---------------------------------        -----------------------------------

Name: Richard  A. Beard, III             Name: John Kang
      -------------------------------          ---------------------------------

Title: General Partner                   Title: President, CEO
       ------------------------------           --------------------------------

                         BUILDING RULES AND REGULATIONS

         The following Building Rules and Regulations have been adopted by Landlord for the care, protection and benefit of the Premises and the Building and for the general comfort and welfare of all tenants.

         1. The sidewalks, entrances, passages, halls, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress to and from the Building and Tenant's Premises.

         2. Restroom facilities, water fountains, and other water apparatus shall not be used for any purposes other than those for which they were constructed.

         3. Landlord reserves the right to designate the time when freight, furniture, goods, merchandise and other articles may be brought into, moved or taken from Tenant's Premises or the Building.

         4. Tenant shall not put additional locks or latches upon any door without the written discretionary consent of Landlord. Any and all locks so added on any door shall remain for the benefit of Landlord, and the keys to such locks shall be delivered to Landlord by and from Tenant.

         5. Landlord shall not be liable for injuries, damage, theft, or other loss to persons or property that may occur upon or near any parking areas that may be provided by Landlord. Tenant, its agents, employees, and invitees are to use same at their own risk, Landlord to provide no security with respect thereto. The driveways, entrances, and exits upon, into and from such parking areas shall not be obstructed by Tenant, Tenant's employees, agents, guests, or invitees; provided, however, Landlord shall not be responsible or liable for failure of any person to observe this rule. Tenant, its employees, agents, guests and/or invitees shall not park in space(s) that may be reserved or designated for others.

         6. Tenant shall not install in the Premises any heavy weight equipment or fixtures or permit any concentration of excessive weight in any portion thereof without first having obtained Landlord's written consent (NOT TO BE UNREASONABLY WITHHELD).

         7. Landlord reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors, and peddlers from the Building and to require registration or satisfactory identification or credentials from all persons seeking access to any part of the Building outside ordinary business hours. Landlord will exercise its best judgment in the execution of such control but will not be liable for the granting or refusal of such access.

         8. Landlord reserves the right at all times to exclude the general public from the Building upon such days and at such hours as in Landlord's sole judgment will be in the best interest of the Building and its tenants.

         9. No wires of any kind or type (including but not limited to T.V. and radio antennas) shall be attached to the outside of the Building and no wires shall be run or installed in any part of the Building without Landlord's prior written consent (NOT TO BE UNREASONABLY WITHHELD).

         10. Landlord shall furnish a reasonable number of door keys to Tenant's Premises and/or the Building which shall be surrendered on termination or expiration of the Lease.

Landlord reserves the right to require a deposit for such keys to insure their return at the termination or expiration of the Lease. Tenant shall get keys only from Landlord and shall not obtain duplicate keys from any outside source. Further, Tenant shall not alter the locks or effect any substitution of such locks as are presently being used in Tenant's Premises or the Building.
all doors to Premises closed at all times except for ingress and egress to the Premises.

         12. All installations in the Common Telephone/Electrical Equipment Rooms shall be limited to terminal boards and connections. All other electrical equipment must be installed within Tenant's Premises.

         13. It is expressly understood and agreed that any items of any nature whatsoever placed in Common Areas (i.e., hallways, restrooms, elevators, parking garage, storage areas and equipment rooms) are placed at Tenant's sole risk and Landlord assumes no responsibility whatsoever for any loss or damage as regards same.

         14. Tenant will allow no maintenance or repairs to be done in, on, to or about the Premises other than by a contractor (such term to include all degrees of subcontractors) approved by Landlord in writing prior to any such maintenance or repairs being undertaken. Landlord shall be entitled to require such contractor to be bonded and insured in such amounts and with such companies as Landlord may in its discretion prescribe.

         15. Smoking within the Building (to include the Premises and the Building's common areas and appurtenances) is strictly and absolutely prohibited. Landlord may, however, if (but not otherwise) it so chooses, designate certain areas outside the Building where smoking will be permitted. Landlord reserves the right to revoke any such designation(s) the subject of the immediately preceding sentence.

                             **********************

                                  EXHIBIT "B-1"


                        BUILDING STANDARD TENANT FINISHES

A. Diffusers by Kruger (or equal) laid-in, perforated ventilation model no. 4504F236, to be installed into ceiling grid. Thermostat controls for each zone located throughout the Premises.

B. Acoustical ceiling tile as provided by Armstrong, premium quality soft textured Cirrus Travertone #BF584 reveal edge style in 24" square size. Suspended ceiling grid system by Armstrong, Prelude T-Bar 15/16" wide 2' x 2' grid. #7300 main runners; #7342 4' cross tees; # 7324 2' cross tees; # 7800 wall molding. Color matched with tile.

C. Light fixtures by Metalux, 2' x 4' parabolic, fluorescent, with three 40-watt warm white bulbs with electronic solid state ballasts and return air slots.

D. One inch window blinds by Bali, "Classic", custom color to match mullions at all exterior windows.

E.       Finish Hardware

         Manufacturer: Schlage

         Series Selection: "L" Series

         Trim Assembly Style Selection: #17 Design

         Finish Selections:

         1.       Locksets, Latchsets, Pulls & Plates, Hinges, Flush Bolts:
                  US10(612) - Satin Bronze, Clear Coated.

         2.       Closers (covers & arms)

                  Paint finish color as selected by Landlord's architect.

F. Interior partitions (measured through door openings) consisting of 25 gage, 2-1/2" metal studs, 24" on center from floor to ceiling grid with 1/2" gypsum wallboard on each side.

G. Common partitions between the Premises and common areas or other adjoining tenant space consisting of 25 gage, 2-1/2" metal studs, 16" on center from floor to underside of slab above, with 1/2" gypsum wallboard and 2-1/2" mineral fiber insulation between studs.

H. Solid core entrance doors of 3'0" x 8'7" x 1-3/4", dimension, premium grade, plain sliced Honduran Mahogany finish RA-969-O by Algoma Hardwoods placed in metal frames of 16 gage cold rolled steel, with frames to be primed and painted with 2 coats of oil base paint.

I. Solid core interior doors of 3'0" x 8'0" x 1-3/4", premium grade Honduran Mahogany finish RA-969-0 by Algoma Hardwoods with frames and hardware as above.

J.       Electrical duplex outlet in ivory color, "Decora" style.

K.       Wall switches in "Decora" rocker type, ivory color.

L. Telephone outlets, plug-in type, ivory color installed in wall with conduit stubbed in wall 6" above ceiling grid. Tenant is responsible for installation of all phone equipment.

M. Fire exit signs by Lithonia, 277V, red letters, brushed aluminum panel color; installed as determined by City Fire Codes.

N. Fire enunciator speakers by Pyrotonics (or equal) installed as determined by Codes.

O.       Carpet 30 oz. from Landlord's selection.

P.       Two coats of prime quality latex paint on all walls.


                                       2